                                                                   EXHIBIT 10.11

                           FORM OF CREDIT AGREEMENT

                                     AMONG

                   BANKBOSTON, N.A., AS ADMINISTRATIVE AGENT

               CHASE BANK OF TEXAS, N.A., AS DOCUMENTATION AGENT


                       THE BANKS WHO ARE PARTIES HERETO

                                      AND

                          NE RESTAURANT COMPANY, INC.

                                      AND

                               BERTUCCI'S, INC.
                          BERTUCCI'S RESTAURANT CORP.
                       BERTUCCI'S SECURITIES CORPORATION
                                BERESTCO, INC.
                        SAL & VINNIE'S STEAKHOUSE INC.
                    BERTUCCI'S OF ANNE ARUNDEL COUNTY, INC.
                         BERTUCCI'S OF COLUMBIA, INC.
                     BERTUCCI'S OF MONTGOMERY COUNTY, INC.
                          BERTUCCI'S OF BEL AIR, INC.
                        BERTUCCI'S OF WHITE MARSH, INC.
                     BERTUCCI'S OF BALTIMORE COUNTY, INC.



                           Dated as of July 21, 1998

                               TABLE OF CONTENTS
                               -----------------


SECTION   1. DEFINITIONS AND RULES OF INTERPRETATION................. 2

SECTION   2. REVOLVING CREDIT FACILITY...............................15

SECTION   3. LETTER OF CREDIT FACILITY...............................17

SECTION 3.1  LETTER OF CREDIT COMMITMENT.............................17

SECTION 3.2  REIMBURSEMENT OBLIGATION OF THE BORROWER................18

SECTION 3.3. LETTER OF CREDIT PAYMENTS...............................19

SECTION 3.4. OBLIGATIONS ABSOLUTE....................................19

SECTION 3.5. RELIANCE BY ISSUER......................................20

SECTION 3.6. LETTER OF CREDIT FEE....................................20

SECTION   4. INTEREST; LATE FEE......................................20

SECTION   5. REPAYMENT AND PREPAYMENTS...............................22

SECTION   6. GENERAL PROVISIONS......................................24

SECTION   7. FEES AND PAYMENTS.......................................26

SECTION   8. GUARANTIES; JOINT AND SEVERAL OBLIGATIONS...............27

SECTION   9. REPRESENTATIONS AND WARRANTIES..........................30

SECTION  10. CONDITIONS PRECEDENT....................................33

SECTION  11. COVENANTS...............................................38

SECTION  12. EVENTS OF DEFAULT; ACCELERATION.........................47

SECTION  13. SET OFF.................................................50

SECTION  14. THE BANK AGENTS.........................................50

SECTION  15. ASSIGNMENT AND PARTICIPATIONS...........................54

SECTION  16. CONSENTS, AMENDMENTS, WAIVERS, ETC. ....................57

SECTION  17. MISCELLANEOUS...........................................58

                               CREDIT AGREEMENT
                               ----------------


     This CREDIT AGREEMENT (this "Agreement") is made as of July 21, 1998, among
                                  ---------
(a) NE RESTAURANT COMPANY, INC. (the "Borrower"); (b) each of the Guarantors (as
                                      --------
hereinafter defined) of the Borrower appearing on the signature page hereto as a "Guarantor"; (c) BANKBOSTON, N.A., a national banking association, CHASE BANK OF TEXAS, N.A., a national banking association, and such other financial institutions which, in accordance with (S)15 hereafter become parties hereto as Banks (individually, a "Bank" and collectively, the "Banks"); (d) BANKBOSTON,
                        ----                         -----
N.A., as administrative agent for the Banks (the "Administrative Agent"); and
                                                  --------------------
(e) CHASE BANK OF TEXAS, N.A., as documentation agent for the Banks (the

"Documentation Agent").
--------------------

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Borrower and BankBoston, N.A. ("BKB") are parties to that
                                                  ---
certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of October 20, 1994, as amended (the "Original Agreement") pursuant to which the
                                      ------------------
Borrower issued its Amended and Restated Note, as amended, in the principal amount of $22,000,000 payable to BKB (the "Original Note");
                                           -------------

     WHEREAS, the Borrower and NERC Acquisition Corp., a wholly-owned subsidiary of the Borrower, are parties with Bertucci's, Inc., a Massachusetts corporation ("Bertucci's"), to a Merger Agreement dated as of May 13, 1998 (the "Merger
  ----------                                                         ------
Agreement") providing for the acquisition (the "Acquisition") by the Borrower or
---------                                       -----------
NERC Acquisition Corp. of all of the issued and outstanding shares of capital stock of Bertucci's;

     WHEREAS, contemporaneously with the execution of this Agreement, the Borrower has issued its unsecured 10 3/4% Senior Notes due July 20, 2008 (the "Senior Unsecured Notes"). The net proceeds from the offering of the Senior
-----------------------
Unsecured Notes will be used by the Borrower, together with the proceeds of a private placement of common stock of the Borrower pursuant to the Equity Purchase Agreements (as defined below) to fund the Acquisition, to repay the Original Note and all other obligations of the Borrower to BKB under the Original Agreement, to repay certain obligations of Bertucci's to BKB and to pay fees and expenses related to the Acquisition;

     WHEREAS, in order to provide a portion of the funds needed to consummate the Acquisition and to provide funds for working capital, expansion and general corporate purposes, the Borrower has requested the Banks to provide the Borrower with a senior secured revolving credit facility in the principal amount of up to $20,000,000;

     WHEREAS, the Bank Agents (as defined below) and the Banks are willing, subject to the terms and conditions set forth herein, to provide such credit facility to the Borrower;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1.  DEFINITIONS AND RULES OF INTERPRETATION:
                 ---------------------------------------

     (a) Except for certain capitalized terms whose definitions are incorporated herein by reference in accordance with the following sentence, all capitalized terms used herein shall have the meanings assigned to them below. Except as otherwise defined herein, terms defined in the Indenture (as defined below) and incorporated herein by reference shall have the meanings set forth in the Indenture as if the same had been set forth herein in full; provided, however,
                                                            --------  -------
all such terms shall survive the termination, expiration or other defeasance of the Indenture for purposes of this Agreement.

     Acquisition:  As defined in the Preamble.
     -----------

     Administrative Agent:  As defined in the Preamble.
     --------------------

     Affected Bank:  As defined in (S)6(e).
     -------------

     Agreement: As defined in the preamble.
     ---------

     Applicable Margin:  For any calendar quarter, the applicable percentage set
     -----------------
forth below opposite the Funded Debt Leverage Ratio as of the end of the Most Recent Reference Period:


--------------------------------------------------------------------------------
                              APPLICABLE MARGINS
                              ------------------
--------------------------------------------------------------------------------

    Funded Debt               Applicable Margin for        Applicable Margin
   Leverage Ratio                Base Rate Loans           for LIBOR Loans
   --------------                ---------------           -----------------
--------------------------------------------------------------------------------

  Greater than or                     0.75%                     2.50%
  equal to 4.50:1.0
--------------------------------------------------------------------------------

  Less than 4.50:1.00                 0.50%                     2.25%
  but greater than or
  equal to 3.50:1.00
--------------------------------------------------------------------------------

  Less than 3.50:1.0                  0.25%                     2.00%
  but greater than or
  equal to 3.0:1.0
--------------------------------------------------------------------------------

  Less than 3.0:1.0                   0.00%                     1.75%
  but greater than or
  equal to 2.50:1.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Less than 2.50:1.0                  0.00%                     1.50%
  but greater than or
  equal to 2.0:1.0
--------------------------------------------------------------------------------

  Less than 2.0:1.0                   0.00%                     1.25%
--------------------------------------------------------------------------------

     Notwithstanding the foregoing, in the event that the Banks shall not have received the financial statements and certificates required to be delivered to them pursuant to Section 11 with respect to such Most Recent Reference Period prior to the first day of the calendar quarter for which such Applicable Margins are to be determined, the Applicable Margins for such calendar quarter shall (until all of such financial statements and certificates are delivered to the Banks) be the highest of the Applicable Margins specified above.

     Approval:  The approval of the Borrower of one or more Eligible Assignees
     --------
pursuant to (S)15(a), in writing and signed by a representative of the Borrower. The Borrower shall be deemed to have granted such Approval with respect to any such assignee(s) submitted by a Bank if it fails to approve or disapprove of a proposed assignee submitted in writing by a Bank within two (2) Business Days after receipt of such submission.

     Assignment and Acceptance:  As defined in (S)15.
     -------------------------

     Bank Agents:  Collectively, the Administrative Agent and the Documentation
     -----------
     Agent.

     Base Rate: The higher of (a) the annual rate of interest announced from
     ---------
time to time by BKB at its head office in Boston, Massachusetts, as its "base rate" or (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three funds brokers of recognized standing selected by the Bank.

     Base Rate Loan:  A Loan for which interest is calculated with reference to
     --------------
the Base Rate pursuant to (S)4(a)(i).

     Borrower:  As defined in the Preamble.
     --------

     Business Day:  (a) For all purposes other than as provided in clause (b)
     ------------
below, any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts are opened for the conduct of a substantial part of their commercial banking business; and (b) with respect to all notices and determinations in connection with, payments of principal and interest on, LIBOR Loans, any day that is a Business Day described in clause (a) above and that is also a day for trading by and between banks in U.S. Dollars in the London interbank market.

     Capital Assets:  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not
                                       ---------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

     Capital Expenditures: Amounts paid or indebtedness incurred by any entity
     --------------------
in connection with the purchase or lease by such entity of Capital Assets that would be required to be capitalized and shown on the balance sheet of such entity in accordance with GAAP.

     Capitalized Leases: Leases under which an entity is the lessee or obligor,
     ------------------
the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of such entity in accordance with GAAP.

     Change of Control: As defined in the Indenture, such definition being
     -----------------
hereby incorporated by reference.

     Charter Documents: The Certificate of Incorporation and By-laws (or similar
     -----------------
documents) of the Borrower and its Subsidiaries.

     Closing Date:  The date hereof.
     ------------

     Commitment:  With respect to each Bank, the amount set forth on Exhibit A
     ----------                                                      ---------
hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time in accordance with the provisions hereof; or if such commitment is terminated in accordance with the provisions hereof, zero.

     Commitment Percentage:  With respect to each Bank, the percentage set forth
     ---------------------
on Exhibit A hereto as such Bank's percentage of the aggregate Commitments of
   ---------
all of the Banks.

     Consent: In respect of any person or entity, any permit, license or
     -------
exemption from, approval, consent of, registration or filing with any local, state or federal governmental or regulatory agency or authority, required under applicable law.

     Consolidated or consolidated:  With reference to the Financials, the
     ----------------------------
financial statements of the Borrower and Subsidiaries consolidated in accordance with GAAP.

     Conversion Request: A notice, in the form of Exhibit D hereto, given by the
     ------------------                           ---------
Borrower to the Administrative Agent of the Borrower's election to convert or continue a Loan in accordance with (S)4(d) of the Agreement.

     Date-Sensitive Data:  Any data of any type that includes date information
     -------------------
or which is otherwise derived from or dependent on date information.

     Date-Sensitive System:  Any software or hardware system or component,
     ---------------------
including any electronic or electronically controlled system, that processes any Date-Sensitive Data and that is installed, in development or on order.

     Default: An event or act which with the giving of notice and/or the lapse
     -------
of time would become an Event of Default.

     Development Agreement(s):  (i) the Development Agreement dated as of May
     ------------------------
17, 1994 between the Franchisor and the Borrower, as successor to NE Restaurant Company Limited Partnership, as amended by Amendment of Development Agreement, as of June 1, 1997, (ii) the Development Agreement dated as June 23, 1997 between the Franchisor and the Borrower, as amended by First Amendment to On the Border Development Agreement dated as of March 9, 1998, as the same may be further amended and in effect from time to time (the "On the Border Development Agreement").

     Discretionary Capital Expenditures:  All Capital Expenditures which are not
     ----------------------------------
Non-Discretionary Capital Expenditures.

     Dollars or $: Dollars in lawful currency of the United States of America.
     ------------

     Drawdown Date: In respect of any Revolving Credit Loan, the date on which
     -------------
the Revolving Credit Loan is made to the Borrower, and the date on which the Revolving Credit Loan is converted or continued in accordance with (S)4(d) of this Agreement.

     EBITDA:  For any period, the Borrower's Consolidated EBITDA (as defined in
     ------
the Indenture, such definition being hereby incorporated by reference).

     Eligible Assignee:  Any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $250,000,000 calculated in accordance with GAAP; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency
                --------
located in the country in which it is organized or another country which is also a member of the OECD and, provided, further, so long as no Event of Default has
                          --------  -------
occurred and is continuing, the Borrower shall have given its consent, in writing, to the identity of such bank, which consent shall not be unreasonably withheld or delayed; and (d) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other person approved by the Administrative Agent, such approval not to be unreasonably withheld.

     Environmental Laws: All laws pertaining to environmental matters, including
     ------------------
without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws.

     Equity Offering:  As defined in the Indenture, such definition being hereby
     ---------------
incorporated by reference.

     Equity Purchase Agreements:  The Stock Subscription Agreements dated as of
     --------------------------
April 15, 1998 and as of May 26, 1998 between the Borrower and the Investors (defined therein), and all documents executed in connection therewith.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended, and
     -----
all rules, regulations, judgments, decrees, and orders arising thereunder.

     Event of Default: Any of the events listed in (S)12 hereof.
     ----------------

     Fee Letters:  The letter agreements between the Borrower and the
     -----------
Administrative Agent dated as of July 21, 1998 and between the Borrower and the Documentation Agent dated as of July 21, 1998.

     Financials: In respect of any period, the consolidated balance sheet of the
     ----------
Borrower as at the end of such period, and the related consolidated statement of income and statement of cash flow for such period, each setting forth in comparative form the figures for the previous comparable fiscal period and the figures of the budget for the Borrower for such fiscal period (to the extent available), all in reasonable detail and prepared in accordance with GAAP.

     Fixed Obligations:  For any Reference Period, an amount equal to the sum of
     -----------------
(a) all payments of principal on Funded Debt that become due and payable or that are to become due and payable during such Reference Period, plus (b) the
                                                            ----
aggregate liability of the Borrower and its Subsidiaries for interest on Indebtedness and payments by the Borrower for commitment fees under this Agreement during such Reference Period, plus (c) Rent that became due and
                                        ----
payable or that is to become due and payable during such Reference Period.

     Forward Commitment:  Collectively, the commitment letters dated May 28,
     ------------------
1997 and April 30, 1998 between FFCA Acquisition Corporation and the Borrower for up to an aggregate of sixteen (16) new restaurant loans, as amended or restated from time to time solely for the purposes of (i) reflecting the identity of the applicable Site Lessor or Site Lessors to act as borrower thereunder and (ii) conforming the terms thereof with the terms of the FFCA Loan Documents.

     Forward Commitment Documents:  Collectively, the documents executed
     ----------------------------
pursuant to the Forward Commitment between the applicable Site Lessor, as borrower, and FFCA Acquisition Corporation (or an affiliate), as Bank (as amended, restated, modified or supplemented and in effect from time to time).

     Forward Commitment Transactions:  The transactions evidenced by the Forward
     -------------------------------
Commitment Documents.

     FFCA Loan Documents:  Collectively, (i) the Loan Agreement dated as of
     -------------------
August 6, 1997 between NERC Limited Partnership, as borrower, and FFCA Acquisition Corporation, as Bank, (ii) the Loan Agreement dated as of June 30, 1998 between NERC Limited Partnership II, as borrower, and FFCA Acquisition Corporation, as Bank and (iii) the related promissory notes, mortgages and other documents executed in connection thereof (as amended, restated, modified or supplemented and in effect from time to time).

     FFCA-Related Lease:  A lease executed by the Borrower, as lessee, and a
     ------------------
Site Lessor, as lessor, for the lease or sublease, as the case may be, of Real Estate and related restaurant equipment whether or not resulting from a sale/leaseback transaction (but not liquor licenses and rights under Franchise Agreements or Development Agreements).

     Funded Debt: As at any date of determination, an amount equal to the
     -----------
aggregate amount of consolidated Indebtedness of the Borrower and its Subsidiaries (including the Loans, the Maximum Drawing Amount and any Unpaid Reimbursement Obligations) relating to the borrowing of money or the obtaining of credit or in respect of Capitalized Leases.

     Funded Debt Leverage Ratio:  In relation to any Reference Period, the ratio
     --------------------------
of (i) Funded Debt at the end of such Reference Period to (ii) EBITDA for such Reference Period; provided, however, for the Reference Period ended December 31,
                  --------  -------
1998, the Funded Debt Leverage Ratio shall be calculated solely by reference to the period from October 1, 1998 through December 31, 1998, with EBITDA for such period being multiplied by 4; for the Reference Period ended March 31, 1999, the Funded Debt Leverage Ratio shall be calculated solely by reference to the period from October 1, 1998 through March 31, 1999, with EBITDA for such period being multiplied by 2; for the Reference Period ended June 30, 1999, the Funded Debt Leverage Ratio shall be calculated solely by reference to the period from October 1, 1998 through June 30, 1999, with EBITDA for such period being multiplied by 4/3.

     Franchise Agreement(s). Collectively, all of and, individually, each of the
     ----------------------
restaurant franchise agreements with respect to which the Borrower is a franchisee, and all documents and instruments required to be delivered pursuant to such franchise agreements, as such agreements may be amended and in effect from time to time.

     Franchisor: Brinker International, Inc., a Delaware corporation.
     ----------

     GAAP: Generally accepted accounting principles consistent with those
     ----
adopted by the Financial Accounting Standards Board and its predecessor, as in effect from time to time, consistently applied.

     Guarantor: As defined in (S)6(f).
     ---------

     Indebtedness: In respect of any entity, all obligations, contingent and
     ------------
otherwise, that in accordance with GAAP should be classified as liabilities, including without limitation (a) all debt obligations, (b) all liabilities secured by Liens, (c) all guarantees and (d) all liabilities in respect of bankers' acceptances or letters of credit.

     Indenture:  The Indenture dated as of July 20, 1998 among the Borrower, the
     ---------
Guarantors and the Trustee, pursuant to which the Senior Unsecured Notes have been issued.

     Interest Payment Date: (a) In the event a Loan is maintained at the Base
     ---------------------
Rate, the last day of each calendar quarter; and (b) in the event a Loan is maintained at the LIBOR Rate in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, each date that is 3 months and/or 6 months from the first day of such Interest Period and, in addition, the last day of the Interest Period.

     Interest Period: With respect to any Loan (a) initially, the period
     ----------------
commencing on the Drawdown Date of the Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request: (i) if a Loan is to be maintained at the Base Rate, the last Business Day of the calendar quarter and (ii) if a Loan is to be maintained at the LIBOR Rate, one
(1) month, two (2) months, three (3) months, six (6) months or nine (9) months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to the Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request;

provided that all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

     (A) if any Interest Period during which a Loan is maintained at the LIBOR Rate would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

     (B) if any Interest Period during which a Loan is maintained at the Base Rate would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

     (C) any Interest Period during which a Loan is maintained at the LIBOR Rate that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

     (D) in no event may the Borrower select an Interest Period which would extend beyond the Maturity Date.

     Lease(s): Collectively, all of and, individually, each of the leases and
     --------
subleases of real property with respect to which the Borrower is the lessee or sublessee, and all documents and instruments delivered pursuant to such agreements, as such agreements may be amended and in effect from time to time.

     Letter of Credit: As defined in (S)3.1(a).
     ----------------

     Letter of Credit Application: As defined in (S)3.1(a).
     ----------------------------

     Letter of Credit Fee: As defined in (S)3.6.
     --------------------

     Letter of Credit Participation:  As defined in (S)3.1(d).
     ------------------------------

     LIBOR Base Rate.  With respect to each day during each Interest Period
     ---------------
pertaining to any LIBOR Loan, the rate per annum determined by the Administrative Agent to be the arithmetic mean of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if
                                                 --------  -------
there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, the term "LIBOR Base Rate" shall mean, with respect to each day during each Interest Period pertaining to any LIBOR Loan, the rate per annum equal to the rate at which the Administrative Agent is offered Dollar deposits at or about 10:00 A.M., Boston time, two (2) Business Days prior to the beginning of such Interest Period in the London interbank deposit market where the eurodollar and foreign currency and exchange operations in respect of its LIBOR Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its LIBOR Loan to be outstanding during such Interest Period. As used herein, the "Telerate British Bankers Assoc. Interest
                                       ----------------------------------------
Settlement Rates Page" means the display designated as Page 3750 on the Telerate
---------------------
System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

     LIBOR Loan.  A Loan for which interest is calculated with reference to the
     ----------
LIBOR Rate pursuant to (S)4(a)(ii).

     LIBOR Rate.  With respect to each day during each Interest Period
     ----------
pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/16th of 1%):

                                LIBOR Base Rate
                       ---------------------------------
                       1.00 - LIBOR Reserve Requirements

     LIBOR Reserve Requirements.  For any day as applied to a LIBOR Loan, the
     --------------------------
aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto) prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member Bank of the Federal Reserve System.

     Liens:  Any encumbrance, mortgage, pledge, hypothecation, charge,
     -----
restriction or other security interest of any kind securing any obligation of any entity or person.

     Loans:  The Revolving Credit Loans.
     -----

     Loan Documents:  Collectively, (i) this Agreement, (ii) the Notes, (iii)
     --------------
the Letter of Credit Applications, (iv) the Security Documents, (v) the Fee Letters, and (vi) any and all other agreements, instruments, certificates or reports executed by the Borrower or any of its Subsidiaries in connection with this Agreement, in each case as from time to time amended or supplemented.

     Loan Request: As defined in (S)2(b) of the Agreement.
     ------------

     Majority Banks:  As of any date, the Banks holding at least sixty-six and
     --------------
two-thirds percent (66 2/3%) of the outstanding principal amount of the Notes on such date; and if no such principal amount is outstanding, the Banks whose aggregate Commitments constitute at least sixty-six and two-thirds percent of the Total Commitment.

     Materially Adverse Effect: Any materially adverse effect on the financial
     -------------------------
condition or business operations of the Borrower and its Subsidiaries taken as a whole or material impairment of the ability of the Borrower or any Guarantor to perform its obligations hereunder or under any of the other Loan Documents.

     Maturity Date:  July 21, 2001; provided, that the Borrower may request that
     -------------                  --------
the Maturity Date be extended for an additional year, ninety (90) days prior to July 21, 2001; provided, further, that if the Banks, in their sole discretion
               --------  -------
shall so agree in writing, the Maturity Date shall be such later date.

     Maximum Drawing Amount: The maximum aggregate amount from time to time that
     ----------------------
beneficiaries may draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Maximum Unused Commitment:  With respect to any Bank at any time, (a) such
     -------------------------
Bank's Commitment at such time minus (b) the sum of (i) the aggregate principal
                               -----
amount of all

Revolving Credit Loans made by such Bank which are outstanding at such time and Unpaid Reimbursement Obligations owing to such Bank, plus (ii) without
                                                     ----
duplication, such Bank's pro rata share of the Maximum Drawing Amount of all
                         --- ----
Letters of Credit issued and outstanding at such time.

     Mortgages: Collectively, the mortgages or deeds of trust, delivered by the
     ---------
Borrower or a Guarantor, as the case may be, to the Administrative Agent on behalf of the Banks with respect to the fee interests of such Person in the Restaurant Sites, on or after the date hereof, in form and substance satisfactory to the Administrative Agent.

     Most Recent Reference Period:  As to any calendar quarter, the Reference
     ----------------------------
Period ended three (3) months prior to the first day of such calendar quarter.

     Net Asset Sale Proceeds:  The cash proceeds of the sale or disposition of
     -----------------------
assets (including by way of merger), and the cash proceeds of any insurance payments on account of the destruction or loss of property, by the Borrower or any Guarantor after the Closing Date, net of payment of (a) any Funded Debt permitted by (S)11(i)(E) (purchase money indebtedness and Capitalized Leases) secured by assets being sold in such transaction (or, in the case of insurance proceeds, the assets that are the subject of the relevant damage or loss) required to be paid from such proceeds, (b) income, capital gains or other taxes that, as estimated by the Borrower in good faith, will be required to be paid by the Borrower in cash as a result of, and within 9 months after, such sale or disposition, (c) all reasonable reserves for liabilities resulting from the sale of assets and (d) all reasonable expenses of the Borrower or any Guarantor payable in connection with the sale or disposition.

     Net Worth: The result of (a) the consolidated assets of the Borrower
     ---------
determined in accordance with GAAP, minus (b) the consolidated liabilities of
                                    -----
the Borrower determined in accordance with GAAP, minus (c) any write-up in the
                                                 ------
book value of the consolidated assets of the Borrower since December 31, 1997.

     Non-Affected Banks:  As defined in (S)6(e).
     ------------------

     Non-Discretionary Capital Expenditures:  All Capital Expenditures made by
     --------------------------------------
the Borrower or any Subsidiary with respect to the Borrower's or any Subsidiary's restaurants or offices other than Capital Expenditures made in connection with newly opened restaurants and offices.

     Notes:  As defined in (S)2(c).
     -----

     Obligations: All indebtedness, obligations and liabilities of the Borrower
     -----------
and the Guarantors to the Banks and the Bank Agents existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any other Loan Document or in respect of any of the Loans or Letters of Credit or the Notes or other instruments at any time evidencing any thereof.

     Operating Cash Flow:  For any Reference Period, an amount to equal EBITDA
     -------------------
for such Reference Period, plus Rent for such Reference Period, minus (i) Non-
                           ----                                 -----
Discretionary Capital Expenditures made by the Borrower and its Subsidiaries during such Reference Period, and (ii) the aggregate amount of all Federal, state and local income taxes paid in cash by the Borrower and its Subsidiaries during such Reference Period.

     Permitted Asset Disposition:  Any disposition of assets by the Borrower or
     ---------------------------
any Guarantor in the ordinary course of business, including without limitation, the closing of any restaurants determined by the Borrower to not be sufficiently profitable.

     Permitted Investments:  Investments by the Borrower or any Guarantor in (i)
     ---------------------
the Borrower or in any Guarantor or any Site Lessor; (ii) another Person if as a result of such investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Borrower or any Guarantor; provided, however, that such Person's primary business is a similar business; (iii) payroll, travel, relocation and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (iv) loans or advances to employees made in the ordinary course of business not exceeding in the aggregate $1,000,000 at any time; (v) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Borrower or any Guarantor or in satisfaction of judgments; (vi) investments in a similar business in the form of joint ventures, operating agreements, partnership agreements or other similar or customary agreements, interests or arrangements with unaffiliated third parties, the aggregate outstanding amount of which does not exceed $1,000,000 at any time; (vii) investments acquired by the Borrower or any Guarantor in connection with or as a result a bankruptcy, insolvency, workout, reorganization, recapitalization or similar arrangement with respect to the obligor under or issuer of any accounts receivable or investment held by the Borrower or any Guarantor; (viii) investments made solely in exchange for the issuance of capital stock of the Borrower; and (ix) any investment existing on the date of this agreement as set forth on Schedule 11(b)(iii).
                                           -------------------

     Permitted Liens:  As defined in (S)11(b)(ii).
     ---------------

     Permitted Special Purpose Transaction:  As defined in (S)11(b)(xiii).
     -------------------------------------

     Person:  Any individual, corporation, partnership, trust, limited liability
     ------
company, unincorporated association, business, or other legal entity, or any government or any governmental agency or political subdivision thereof.

     Real Estate: All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any Guarantor.

     Reference Period:  Each period of four consecutive fiscal quarters of the
     ----------------
Borrower.

     Reimbursement Obligations: The Borrower's obligation to reimburse the Banks
     -------------------------
on account of any drawing under any Letter of Credit as provided in Section 3.2.

     Rent:  The aggregate amount of cash payments with respect to rent and
     ----
related payments made by the Borrower and its Subsidiaries, determined in accordance with GAAP.

     Requirement of Law: In respect of any person or entity, any law, treaty,
     ------------------
rule, regulation or determination of an arbitrator, court, or other governmental authority, in each case applicable to or binding upon such person or entity or affecting any of its property.

     Restaurant Sites:  The (i) real property and improvements thereon at the
     ----------------
five (5) locations set forth on Schedule 1 hereto owned in fee and (ii) nine (9)
                                ----------
months after the restaurant is opened at a new location acquired after the date hereof, whether leasehold or owned in fee, real property and improvements thereon, but only if the Borrower or Guarantor, as the case may be, has not entered into a Special Purpose Transaction with respect to such location.

     Restricted Asset Disposition:  As defined in (S)5(c).
     ----------------------------

     Revolving Credit Loans: Revolving credit loans made or to be made to the
     ----------------------
Borrower pursuant to (S)2 hereof.

     Security Documents:  As defined in (S)6(g).
     ------------------

     Senior Unsecured Notes:  As defined in the Preamble.
     ----------------------

     Site Lessor:  NERC Limited Partnership, a Delaware limited partnership, and
     -----------
its corporate general partner NERC SPE, Inc., a Delaware corporation, NERC Limited Partnership II, a Delaware limited partnership, and its corporate general partner NERC SPE II, Inc., a Delaware corporation or other entity or entities formed by the Borrower to act as a lessor or sublessor of Real Estate in connection with the Forward Commitment Transactions or similar Special Purpose Transactions otherwise permitted by this Agreement.

     Special Purpose Transaction:  As defined in the Indenture, such definition
     ---------------------------
being hereby incorporated by reference.

     Subsidiary: Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Total Commitment:  The sum of the Commitments of the Banks, as in effect
     ----------------
from time to time.

     Total Interest Expense: For any period, the aggregate liability of the
     ----------------------
Borrower and its Subsidiaries for interest on Funded Debt, whether expensed or capitalized, including payments consisting of interest in respect of Capitalized Leases, and cash payments by the Borrower and its Subsidiaries for commitment fees in connection with the borrowing of money or obtaining of credit, determined in accordance with GAAP.

     Total Liabilities: All consolidated liabilities of the Borrower and its
     -----------------
Subsidiaries that in accordance with GAAP are properly classified as liabilities.

     Trustee:  United States Trust Company of New York, as Trustee under the
     -------
Indenture.

     Type: As to any Loan, its nature as a loan maintained at the Base Rate or
     ----
at the LIBOR Rate.

     Uniform Customs: With respect to any Letter of Credit, the Uniform Customs
     ---------------
and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a Letter of Credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation: Any Reimbursement Obligation for which the
     -------------------------------
Borrower does not reimburse the Administrative Agent on the date specified in, and in accordance with, (S)3.2(a).

     Voting Stock: Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Year 2000 Compliant:  (i) With respect to Date-Sensitive Data, that such
     -------------------
data is in all material respects proper format and accurate for all dates in the twentieth and twenty-first centuries and (ii) with respect to a Date-Sensitive System, that such Date-Sensitive System accurately processes in all material respects all Date-Sensitive Data, including for the twentieth and twenty-first centuries, including but not limited to calculating, comparing, sequencing and storing such Date-Sensitive Data (including all leap year considerations), when used as a stand-alone system or in combination with other software or hardware.

     (b) (i) Terms not specifically defined herein or not incorporated herein by reference or defined by GAAP, which terms are defined in the Uniform Commercial Code as in effect in Commonwealth of Massachusetts, have the meanings assigned to them therein.

          (ii) Reference to a particular "(S)" refers to that section of this Agreement unless otherwise indicated.

        (iii) When used herein as a reference to the end date of any fiscal period of the Borrower and its Subsidiaries, notwithstanding that the Borrower or any Subsidiary's fiscal year and fiscal quarters may not in any year fall on such dates, all references to December 31 (or 12/31), March 31 (or 3/31), June 30 (or 6/30) and
               September 30 (or 9/30) of any year shall be deemed to mean and refer to the actual end date of the Borrower's or such Subsidiary's fiscal year, first fiscal quarter, second fiscal quarter and third fiscal quarter, respectively.

     SECTION 2.  REVOLVING CREDIT FACILITY.
                 -------------------------

     (a) Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the date hereof and the Maturity Date upon notice by the Borrower to the Administrative Agent given in accordance with (S)2(b), such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's
                                                           -----
Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations; provided, however, that the sum of the outstanding
                           --------  -------
amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement
           ----
Obligations shall not at any time exceed the Total Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment
                           --- ----
Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in
(S)9(a) and (b), in the case of Revolving Loans to be made on the date hereof, and (S)9(b), in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     (b) The Borrower shall give to the Administrative Agent telephonic notice (immediately confirmed in writing) (a "Loan Request") of each Revolving Credit
                                       ------------
Loan requested hereunder not later than (i) 12:00 noon (Boston time) on the proposed Drawdown Date (which must be a Business Day) if the Revolving Credit Loan is to be at the Base Rate or (ii) 12:00 noon three (3) Business Days prior to the proposed Drawdown Date if the Revolving Credit Loan is to be at the LIBOR Rate. Such notice shall be in the form of Exhibit C hereto and shall specify
                                           ---------
(i) the proposed Drawdown Date of the Revolving Credit Loan and the amount requested ($200,000 minimum (or larger integral multiples thereof) in the case of a Base Rate Loan and $500,000 minimum (or larger integral multiples thereof) in the case of a LIBOR Loan), (ii) the Interest Period for such Revolving Credit Loan and (iii) the Type of the Revolving Credit Loan and shall include the Borrower's certification as to satisfaction of the conditions set forth in
(S)9(b) hereof and that, after giving effect to the proposed Revolving Credit Loan, the Borrower shall be in compliance with the covenants set forth in
(S)11(c). In no event shall more than ten (10) LIBOR Loans be outstanding at any one time. Each request will irrevocably obligate the Borrower to borrow the requested Revolving Credit Loan, and will be valid if given by an officer or agent of the Borrower authorized to make such requests in a certificate of the Borrower delivered to the Administrative Agent.

     (c) The obligation of the Borrower to repay to the Banks the principal of the Revolving Credit Loans and interest accrued thereon shall be evidenced by separate promissory notes in the aggregate principal amount of the Total Commitment executed and delivered by the Borrower and payable to the order of each Bank in the principal amount equal to such Bank's Commitment, substantially in the form of Exhibit B attached hereto (each, a "Note" and collectively the
               ---------                           ----
"Notes").


     (d) Unless terminated earlier pursuant to the terms of this Agreement, the Total Commitment shall be in effect from the date hereof through the Maturity Date. Upon the occurrence of the Maturity Date, the Total Commitment shall be reduced to zero.

     (e) Notwithstanding the notice requirements set forth in clause (b) of this
Section 2, so long as the Total Commitment is then in effect and the conditions set forth in Section 9(a) hereof have been met, the Banks shall make Revolving Credit Loans to the Borrower sufficient to pay to the Administrative Agent any Unpaid Reimbursement Obligations on the date on which such Reimbursement Obligations become Unpaid Reimbursement Obligations. The Borrower hereby requests and authorizes the Banks to make from time to time such Revolving Credit Loans by means of paying Unpaid Reimbursement Obligations. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans shall, in each case, be subject to the provisions of this Agreement as if they were Revolving Credit Loans requested pursuant to clause (b) of this Section 2, including, without limitation, the conditions set forth in clause (a) of this
Section 2 and the conditions set forth in Section 9 hereof. All Revolving Credit Loans made pursuant to this Section 2(e) shall be made as Base Rate Loans. All actions taken by the Administrative Agent and the Banks pursuant to the provisions of this Section 2(e) shall be conclusive and binding on the Borrower.

     (f) Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Administrative Agent, at the Administrative Agent's head office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)9(a) and (b) and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Banks. The failure or refusal of any Bank to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Administrative Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

     (g) The Administrative Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Administrative Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Bank's Commitment Percentage of such
        -----
Revolving Credit Loans, times (iii) a fraction, the numerator of which is
                        -----
the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative
         ----- -----
Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Bank within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     SECTION 3.  LETTER OF CREDIT FACILITY.
                 -------------------------

     Section 3.1  LETTER OF CREDIT COMMITMENT.
                  ---------------------------

     (a) Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Administrative Agent's customary form (a "Letter of Credit Application"), so long as the
                           ----------------------------
conditions set forth in Section 9 hereof have been met, the Administrative Agent, on behalf of the Banks and in reliance upon the agreement of the Banks set forth in (S)3.1(d), agrees, in its individual capacity, to issue, extend and renew at any time prior to the date which is ninety (90) days prior to the Maturity Date, for the account of the Borrower, standby letters of credit (each a "Letter of Credit"), in such form as may be requested by the Borrower and
   ----------------
agreed to by the Bank; provided, however, that, after giving effect to such
                       --------  -------
request, (i) the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $4,000,000 at any one time, and (ii) the sum of the outstanding principal amount of the Revolving Credit Loans plus the Maximum
                                                           ----
Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed the Total Commitment. No Letter of Credit shall be issued, extended or renewed with an expiration date occurring after the Maturity Date.

     (b) Each Letter of Credit Application shall be completed to the satisfaction of the Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement, then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.

     (c) Each Letter of Credit issued, extended or renewed hereunder shall, among other things, provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

     (d) Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to (S)3.2 (such agreement for a Bank being called herein the "Letter of Credit
                                                    ----------------
Participation" of such Bank). Each such payment made by a Bank shall be treated
-------------
as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under (S)3.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to (S)3.2.

     (e) The Borrower, the Guarantors , the Banks and the Bank Agents acknowledge and agree that the letters of credit listed on Schedule 3.1(e)
                                                           ---------------
attached hereto were issued by BKB on behalf of the Borrower or the Guarantors pursuant to the terms of the Original Agreement and on behalf of various Guarantors pursuant to the terms of such Guarantor's loan arrangements with BKB. Upon the effectiveness of this Agreement, all such letters of credit shall be deemed to be Letters of Credit issued by the Administrative Agent on behalf of the Banks for the account of the Borrower in accordance with this (S)3.1(a).

     SECTION 3.2  REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce
                  ----------------------------------------
the Administrative Agent to issue, extend and renew each Letter of Credit, the Borrower hereby agrees to reimburse the Administrative Agent for or to pay the Administrative Agent with respect to each Letter of Credit issued, extended or renewed by the Administrative Agent hereunder,

     (a) except as otherwise expressly provided in Section 3.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Administrative Agent, or the Administrative Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Administrative Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent or any Bank in connection with any payment made by the Administrative Agent or any Bank under, or with respect to, such Letter of Credit;

     (b) upon the reduction (but not termination) of the Total Commitment in accordance with the provisions hereof to an amount less than the Maximum Drawing Amount, an amount equal to the difference between the maximum Drawing Amount and such reduced Total Commitment, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations; and

     (c) upon the termination of the Total Commitment in accordance with the provisions hereof, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 12, an amount equal to the Maximum Drawing Amount, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations.

Unless funded by a Revolving Credit Loan pursuant to Section 2(e), each such payment shall be made to the Administrative Agent at the Administrative Agent's head office at 100 Federal Street, Boston, Massachusetts 02110 in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this Section 3.2 and not funded by a Revolving Credit Loan pursuant to Section 2(e) shall accrue from the date such amounts become due and payable (whether as stated in this Section 3.2, by acceleration or otherwise) until paid in full (whether before or after judgment) (i) for the first two days after such amounts have become due and payable, at the rate specified in Section 4(a)(i) as if such amounts were Base Rate Loans and (ii) thereafter at the rate specified in Section 4(d), and shall in each case be payable to the Administrative Agent on demand.

     SECTION 3.3.  LETTER OF CREDIT PAYMENTS. If any draft shall be presented or
                   -------------------------
other demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrower of the date and the amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. The responsibility of the Administrative Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit. If either (x) the Borrower has not met the conditions set forth in (S)2(e) for a Revolving Credit Loan to be made sufficient to pay the Unpaid Reimbursement Obligation or (y) the Borrower fails to reimburse the Administrative Agent as provided in (S)3.2 on or before the date that such draft is paid or other payment is made by the Administrative Agent, the Administrative Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Administrative Agent, at the Administrative Agent's head office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount equal to such
                                         -----
Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, times (c)
                                                                      -----
a fraction, the numerator of which is the number of days that elapse from and including the date the Administrative Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360.

     SECTION 3.4.  OBLIGATIONS ABSOLUTE. The Borrower's obligations under this
                   --------------------
Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Bank Agents, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Administrative Agent and the Banks that the Administrative Agent and the Banks shall not be responsible for, and the Reimbursement Obligations shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respect invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Administrative Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and in accordance with commercially reasonable banking practices, shall be binding upon the Borrower and shall not result in any liability on the part of the Administrative Agent or any Bank to the Borrower.

     SECTION 3.5.  RELIANCE BY ISSUER. To the extent not inconsistent with
                   ------------------
Section 3.4, the Administrative Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.

     SECTION 3.6.  LETTER OF CREDIT FEE. The Borrower shall, on the date of
                   --------------------
issuance or any extension or renewal of any Letter of Credit and at such other time or times as such charges are customarily made by the Administrative Agent, pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent
                            --------------------
in respect of each Letter of Credit calculated at the per annum rate equal to the greater of (x) one and one-half percent (1.50%) or (y) the rate of the Applicable Margin for LIBOR Loans of the face amount of such Letter of Credit plus the Administrative Agent's issuance fee equal to one-eighth of one percent
----
(0.125%) of the face amount of such Letter of Credit. The Borrower shall also pay all amendment, negotiation or handling charges relating to such Letters of Credit to the Administrative Agent at such times as such charges are customarily made by the Administrative Agent. The Letter of Credit Fee (but not such issuance, amendment, negotiation or handling fees) shall be for the accounts of the Banks in accordance with their respective Commitment Percentages.

     SECTION 4.    INTEREST; LATE FEE.
                   ------------------

     (a) Prior to the Maturity Date, so long as no Default or Event of Default is continuing:

          (i) If a Loan is a Base Rate Loan, it shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum which is equal to the Base Rate, plus the Applicable Margin for Base Rate
                                       ----
               Loans then in effect.

          (ii) If a Loan is a LIBOR Loan, it shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum which is equal to the LIBOR Rate plus the Applicable Margin
                                                      ----
               for LIBOR Loans in effect on the first day of such Interest
               Period.

     (b) The Borrower promises to pay interest on Base Rate Loans and LIBOR Loans in arrears on each Interest Payment Date.

     (c) While an Event of Default is continuing, amounts payable under any of the Loan Documents shall bear interest (compounded monthly and payable on demand in respect of overdue amounts) at a rate per annum which is equal to the sum of
(i) the rate of interest then applicable to such Loan plus (ii) two and one-half
                                                      ----
percent (2.5%) until such amount is paid in full or (as the case may be) such Event of Default has been cured or waived in writing by the Majority Banks (after as well as before judgment). A late fee in an amount equal to five percent (5%) of the amount of any principal or interest not paid within ten (10) days of its due date shall be payable by the Borrower upon demand by the Administrative Agent on behalf of the Banks.

     (d) (i) The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (A) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Administrative Agent at least one (1) Business Day prior written notice of such election; (B) with respect to any such conversion of a Base Rate Loan to a LIBOR Loan, the Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of such election;
               (C) with respect to any such conversion of a LIBOR Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (D) no Loan may be converted into a LIBOR Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $200,000 or a whole multiple of $100,000 in excess thereof for Base Rate Loans and $500,000 or a whole multiple of $100,000 in excess thereof for LIBOR Loans. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a LIBOR Loan shall be irrevocable by the Borrower.

          (ii) Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 4(d)(i); provided that no LIBOR Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any LIBOR Loan as such, then such LIBOR Loan shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto.

        (iii) Any conversion to or from LIBOR Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $100,000 in excess thereof.

     SECTION 5.  REPAYMENTS AND PREPAYMENTS.
                 --------------------------

     (a) The Borrower hereby promises to pay the Administrative Agent for the account of the Banks the entire unpaid principal of and interest on all Revolving Credit Loans on the Maturity Date.

     (b) The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of
                                 --------
the outstanding amount of any LIBOR Loans pursuant to this (S)5(b) which is made on a day other than a last day of the Interest Period relating thereto shall be subject to the payment by the Borrower of any breakage cost as set forth in
(S)5(d) hereof. The Borrower shall give the Administrative Agent, not later than 12:00 noon, Boston time, on the same day, written notice of any proposed prepayment pursuant to this (S)5(b) of Base Rate Loans, and three (3) Business Days notice of any proposed prepayment pursuant to (S)5(b) of LIBOR Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $200,000, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of LIBOR Loans. Each partial prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of Revolving Credit Loans under each Bank's Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

     (c) Without limiting the obligations of the Borrower and the Guarantors under (S)11(b)(v) to obtain prior consent of the Majority Banks to any sale or other disposition of assets which is not a Permitted Asset Disposition

(a "Restricted Asset Disposition"), not less than five (5) days prior to any
    ----------------------------
Restricted Asset Disposition that would result in Net Asset Sale Proceeds, the Borrowers shall provide written notice to the Banks of the estimated closing date for such Restricted Asset Disposition and the reasonably anticipated amount of the Net Asset Sale Proceeds. To the extent that Net Asset Sales Proceeds received by any Borrower or any Subsidiary from such Restricted Asset Disposition have not been reinvested in the business or assets of the Borrower or any Guarantor within ninety (90) days after the receipt thereof, the Borrower, within one Business Day thereafter, shall prepay the Loans in an aggregate principal amount equal to the lesser of (i) the amount of such Net Asset Sale Proceeds or (ii) the aggregate principal amount of the Loans.

     (d) The Borrower shall be entitled to reborrow as Revolving Credit Loans at any time before the Maturity Date such amounts prepaid, upon the terms and subject to the conditions of this Agreement.

     (e) The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that the Bank may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain the LIBOR Loans, (ii) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with Section 2(a) or Section 2(c), or (iii) the making of any payment of a LIBOR Loan or the making of any conversion of any LIBOR Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Bank to lenders of funds obtained by it in order to maintain any LIBOR Loans.

     (f) If at any time prior to the Maturity Date the sum of the aggregate outstanding principal amount of the Revolving Credit Loans plus the Maximum
                                                           ----
Drawing Amount and all Unpaid Reimbursement Obligations shall exceed the Total Commitment, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for the account of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by (S)3.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     (g) The Borrower may elect to reduce or terminate the Total Commitment by a minimum principal amount of $1,000,000 or an integral multiple thereof, upon written notice to the Administrative Agent given by 10:00 a.m. Boston time at least two (2) Business Days prior to the date of such reduction or termination, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their
                                          --- ----
respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)5(g), the Administrative Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. The Borrower shall not be entitled to reinstate the Total Commitment following such reduction or termination.

     SECTION 6.  GENERAL PROVISIONS.
                 ------------------

     (a) The Borrower agrees to pay to the Administrative Agent for the Administrative Agent's own account a closing fee in an amount and at the time set forth in its Fee Letter. The Borrower further agrees to pay to the Documentation Agent for the Documentation Agent's own account a closing fee in the amount and at the times set forth in its Fee Letter. The Borrower further shall pay to the Administrative Agent for the Administrative Agent's own account the Administrative Agent's annual agency fee as provided in its Fee Letter.

     (b) If any change in banking law or regulation or the administration thereof (whether or not having the force of law) affects the amount of capital required or expected to be maintained by any Bank or Bank Agent or any entity controlling it, and such amount is increased by reason of such Bank's or Bank Agent's Commitment or the Loans or any Letter of Credit, then such Bank or Bank Agent may notify the Borrower thereof. The Borrower and such Bank shall negotiate an adjustment payable to such Bank to compensate for such increase. If no agreement is reached within thirty (30) days, such Bank may increase the fees payable hereunder to it by the amount reasonably determined by such Bank to be necessary to provide such compensation.

     (c) In the event, prior to the commencement of any Interest Period, the Administrative Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to a Loan at the LIBOR Rate during that Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower. In such event (i) any Loan Request or Conversion Request with respect to the Loan at the LIBOR Rate shall be automatically withdrawn and shall be deemed a request to have the Loan accrue interest at the Base Rate, (ii) if the Loan is at the LIBOR Rate, it will automatically, on the last day of the then current Interest Period relating thereto, bear interest based on the Base Rate and (iii) the obligations of the Banks to make LIBOR Loans shall be suspended until the Administrative Agent or the Majority Banks reasonably determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

     (d) Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain LIBOR Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (i) the commitment of such Bank to make LIBOR Loans or convert Loans of another Type to LIBOR Loans shall forthwith be suspended and (ii) the Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Loans or within such earlier period as may be required by law. The Borrower shall not be liable to any Bank for costs incurred by such Bank in connection with any such conversion prior to the last day of an Interest Period as may be required by law.

     (e) Within thirty (30) days after (i) any Bank has demanded compensation from the Borrower pursuant to (S)6(b) hereof, or (ii) there shall have occurred a change in law with respect to any Bank as a consequence of which it shall have become unlawful for such Bank to make a LIBOR Loan on any Drawdown Date, as described in (S)6(d) hereof (any such Bank described in the foregoing clauses
(i) or (ii) is hereinafter referred to as an "Affected Bank"), the Borrower may
                                              -------------
request that the other Banks (collectively, the "Non-Affected Banks") acquire
                                                 ------------------
all, but not less than all of the Affected Bank's outstanding Loans and assume all, but not less than all of the Affected Bank's Commitment. If the Borrower so requests, each Non-Affected Bank may elect to acquire all or any portion of the Affected Bank's Commitment. If the Non-Affected Banks do not elect to acquire and assume all of the Affected Bank's outstanding Loans and Commitment, the Borrower may designate a replacement bank or banks, which must be an Eligible Assignee and must be satisfactory to the Administrative Agent, to acquire and assume that portion of the outstanding Loans and Commitment of the Affected Bank not being acquired and assumed by the Non-Affected Banks. The provisions of
(S)15 hereof shall apply to all reallocations pursuant to this (S)6(e), and the Affected Bank and any Non-Affected Banks and/or replacement banks which are to acquire the Loans and Commitment of the Affected Bank shall execute and deliver to the Administrative Agent, in accordance with the provisions of (S)15 hereof, such Assignment and Acceptances and other instruments, including, without limitation, Notes, as are required pursuant to (S)15 hereof to give effect to such reallocations. On the effective date of the applicable Assignments and Acceptances, the Borrower shall pay to the Affected Bank all interest accrued on its Loans up to but excluding such date, along with any fees payable to such Affected Bank hereunder up to but excluding such date.

     (f)  Except as specified in Schedule 6(f) hereto, the Obligations shall be
                                 -------------
secured at all times by:

          (i) a first priority perfected Lien upon all presently owned and hereafter acquired tangible and intangible personal property (excluding all liquor licenses) and fixtures of the Borrower and each Guarantor, subject only to Permitted Liens;

          (ii) a pledge of the stock of the Subsidiaries other than Bertucci's Restaurant Corp., the Site Lessors and the Subsidiaries that hold liquor licenses in the State of Maryland;

        (iii)  a first priority mortgage lien on existing and hereafter acquired Restaurant Sites subject to Permitted Liens provided,
                                                                    --------
               however, the Administrative Agent agrees to release its Mortgage
               -------
               with respect to any Restaurant Site covered by clause (ii) of the definition of "Restaurant Sites" in connection with any Special
                              ----------------
               Purpose Transaction otherwise permitted by this Agreement; and

          (iv) the guaranties of each Subsidiary of the Borrower other than a Site Lessor (each, a "Guarantor").
                                     ---------

Notwithstanding the foregoing: (i) in connection with any Permitted Asset Disposition, the Administrative Agent agrees to release any Liens in its favor in any personal property and fixtures disposed of in any such Permitted Asset Disposition; (ii) the Borrower or any Guarantor may substitute a fee-owned restaurant location of equal or greater value for any Restaurant Site and, upon the perfection of a first priority mortgage lien in favor of the Administrative Agent, on behalf of the Banks, as to such substitute restaurant location, (A) the substitute restaurant location shall be deemed a "Restaurant Site" and (B) the Administrative Agent shall release its Mortgage on the existing Restaurant Site which is being replaced by such substitute restaurant location; and (iii) in connection with any Permitted Special Purpose Transaction, the Administrative Agent agrees to release any Liens in its favor in any real property, personal property and fixtures transferred in any such Permitted Special Purpose Transaction.

     (g) All agreements and instruments described or contemplated in (S)6(f), above, together with any and all other agreements and instruments heretofore or hereafter securing the Obligations are sometimes referred to collectively as the "Security Documents" and each a "Security Document". The Borrower and the
 ------------------              -----------------
Guarantors agree to execute and deliver any and all Security Documents, in form and substance satisfactory to the Administrative Agent and to take such action as the Administrative Agent may reasonably request from time to time in order to cause the Administrative Agent, on behalf of the Banks, to be secured at all times as described in (S)6(f).

     SECTION 7.  FEES AND PAYMENTS.
                 -----------------

     (a) The Borrower shall pay to the Administrative Agent for the accounts of the Banks, on the last Business Day of each calendar quarter hereafter, and upon the Maturity Date or the date upon which the Commitments are no longer in effect, a commitment fee calculated at a rate per annum which is equal to three-eighths of one percent (0.375%) of the average daily amount of the Maximum Unused Commitment of each Bank during the preceding calendar quarter or portion thereof.

     (b) All payments to be made by the Borrower hereunder or under any of the other Loan Documents shall be made in Dollars in immediately available funds to the Administrative Agent, for the accounts of the Banks and the Bank Agents, at the Administrative Agent's head office at 100 Federal Street, Boston, Massachusetts, without set-off or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable the Banks or the Administrative Agent to receive the same net amount which the Banks or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     (c) The Bank Agents and the Banks shall be entitled to charge any account of the Borrower with such Bank for any sum due and payable by the Borrower to the Banks hereunder or under any of the other Loan Documents.

     (d) Except with respect to the payment of interest on LIBOR Loans, if any payment hereunder is required to be made on a day which is not a Business Day, it shall be paid on the next succeeding Business Day, and interest and commitment fees shall accrue during such extension.

     (e) All computations of interest or of the commitment fee or any Letter of Credit Fees payable hereunder shall be made by the Bank on the basis of actual days elapsed and on a 360-day year. Any change in the interest rate resulting from a change in the Base Rate is to be effective at the beginning of the day of such change. The Administrative Agent will inform the Borrower in writing of any change in the Base Rate but the failure of the Administrative Agent to so inform the Borrower shall not affect the Borrower's obligations hereunder or under the Notes to make payments of principal of and interest on the Notes when due. The aggregate unpaid amount of Loans set forth on each Bank's internal records shall be prima facie evidence of the principal amount thereof owing and unpaid to such
   -----------
Bank, but the failure to record, or any error in so recording, any such amount on such Bank's records shall not affect the obligations of the Borrower hereunder or under any Note to make payments of principal of and interest on any Note when due.

     SECTION 8.  GUARANTIES; JOINT AND SEVERAL OBLIGATIONS.
                 -----------------------------------------

     (a) The Guarantors hereby acknowledge that the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group, and each Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Banks pursuant to this Agreement (which benefits are hereby acknowledged). Each of the Guarantors hereby jointly and severally guarantees to the Banks and the Administrative Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to
(S)362(a) of the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Administrative Agent or any Bank first attempt to collect any of the Obligations from the Borrower or any other Guarantor or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of each of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Administrative Agent, become immediately due and payable to the Administrative Agent, for the benefit of the Banks and the Bank Agents, without demand or notice of any nature, all of which are expressly waived by each of the Guarantors. Payments by any of the Guarantors hereunder may be required by the Administrative Agent on any number of occasions. All payments by the Guarantors hereunder shall be made to the Administrative Agent, in the manner and at the place of payment specified in this Agreement, for the account of the Banks and the Administrative Agent.

     (b) Each of the Guarantors further agrees, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Administrative Agent or any Bank in connection with the Obligations, this guaranty and the enforcement thereof, together with interest on amounts recoverable under this (S)8 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in this Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     (c) Each of the Guarantors agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any
Bank with respect thereto.   Each of the Guarantors waives promptness,
diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Administrative Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligations; (iii) any change in the time, place or manner of payment of any of the Obligations or any recissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of this Agreement, any Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligations; (v) the adequacy of any rights which the Administrative Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including, without limitation, the failure to perfect or preserve any rights which the Administrative Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor.

     (d) If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, the guaranty set forth in this (S)8 shall nevertheless be binding on each of the Guarantors to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each of the Guarantors.

     (e) Until the final payment and performance in full of all of the Obligations, (i) each of the Guarantors shall not exercise and hereby waives any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Administrative Agent or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; such Guarantor will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and such Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or any Bank; and (ii) the payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to any of the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations. Each of the Guarantors agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, such Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Banks and the Administrative Agent and be paid over to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this (S)8. The provisions of this (S)8(e) shall be supplemental to and not in derogation of any rights and remedies of the Banks and the Administrative Agent under any separate subordination agreement which the Administrative Agent may at any time and from time to time enter into with any of the Guarantors for the benefit of the Banks and the Administrative Agent.

     (f) Each of such Guarantors agrees that it will from time to time, at the request of the Administrative Agent, do all such things and execute all such documents as the Administrative Agent may consider necessary or desirable to give full effect to this guaranty and to perfect and preserve the rights and powers of the Banks and the Administrative Agent hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Administrative Agent or any Bank in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

     (g) The guaranty set forth in this (S)8 shall remain in full force and effect until the Administrative Agent is given written notice of the Guarantors' intention to discontinue this guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Administrative Agent at the address of the Administrative Agent for notices set forth in (S)17(c) of this Agreement. No such notice shall affect any rights of the Administrative Agent or any Bank hereunder with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. The guaranty set forth in this (S)8 shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Administrative Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

     SECTION 9.  REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors
                 ------------------------------
represent and warrant to the Banks and the Bank Agents on the date hereof, on the date of any Loan Request, on the date of each request for a Letter of Credit, on each Drawdown Date, on each date on which each Letter of Credit is issued, extended or renewed, and on the Maturity Date that:

     (a) (i) the Borrower, each Guarantor and each of their Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing in every other jurisdiction where it is doing business, (ii) the execution and delivery by the Borrower and the Guarantors of the Loan Documents and the performance by the Borrower and the Guarantors of the Loan Documents (A) are within the corporate authority of each such Person, (B) have been duly authorized by all necessary corporate action and (C) do not conflict with or contravene such Person's Charter Documents and (iii) all Subsidiaries of the Borrower and the Guarantors are listed on Schedule 9(a) hereto;
                                          -------------

     (b) upon execution and delivery thereof, this Agreement and the other Loan Documents to which the Borrower or any Guarantor is or is to become a party will result in the legal, valid and binding obligation of the Borrower or such Guarantor, respectively, enforceable in accordance with its respective terms;

     (c) except as set forth in Schedule 9(c) hereto, the Borrower and the
                                -------------
Guarantors have good and marketable title to all of their respective material properties, subject only to Permitted Liens permitted and possess all assets, including intellectual properties, franchises and Consents, adequate for the conduct of its business as now conducted, without known conflict with any rights of others;

     (d) the Borrower has provided to the Banks (i) the audited Financials of the Borrower and its Subsidiaries as at December 31, 1997 and for the period then ended, (ii) the unaudited Financials of the Borrower and its Subsidiaries as at March 31, 1998 and for the period then ended, (iii) the audited Financials of Bertucci's and its Subsidiaries as at December 27, 1997 and for the period then ended and (iv) the unaudited Financials of Bertucci's and its Subsidiaries as at April 18, 1998 and for the period then ended. All such Financials of the Borrower are complete and correct and respectively fairly present their position as at such date and for such period consistently applied. To the best of the Borrower's knowledge, all such Financials of Bertucci's and its Subsidiaries are complete and correct and respectively fairly present their position as at such date and for such period in accordance with GAAP consistently applied. The Borrower has also provided to the Banks the projections of the pro forma balance sheet, pro forma cash flow statement and annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis for the 1998 to 2002 fiscal years and has disclosed all assumptions made with respect to general economic, financial and other market conditions used in formulating such projections. To the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, and have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and information projected therein;

     (e) since December 31, 1997, there has been no materially adverse change of any kind in the Borrower or any Guarantor which would have a Materially Adverse Effect;

     (f) there are no legal or other proceedings or investigations pending or threatened against the Borrower or any Guarantor before any court, tribunal or regulatory authority which would, if adversely determined, alone or together, have a Materially Adverse Effect; Schedule 9(f) attached hereto describes all
                                  -------------
legal and other proceedings or investigations pending against the Borrower or any Guarantor;

     (g) the execution and delivery by the Borrower and the Guarantors of the Loan Documents and the performance by such Person of its obligations, and the exercise of its rights, under the Loan Documents including borrowing under this Agreement and the obtaining of Letters of Credit (i) do not require any Consents (except for Consents required by liquor authorities or where the failure to obtain such Consent does not have a Materially Adverse Effect) that have not been obtained, and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Requirement of Law that does not have a Materially Adverse Effect, or (B) any Charter Document, corporate minute or resolution, instrument, agreement or provision thereof, in each case binding on such Person or affecting such Person's property;

     (h) neither the Borrower nor any Guarantor is in violation of (i) any Charter Document, corporate minute or resolution, (ii) any instrument or agreement, in each case binding on it or affecting its property, or (iii) any Requirement of Law, in a manner which could have a Materially Adverse Effect, including, without limitation, all applicable federal and state tax laws, health and safety laws, ERISA and Environmental Laws;

     (i) the Administrative Agent, as agent for the Banks, has a first-priority perfected security interest in the properties and assets of the Borrower and the Guarantors stated to constitute collateral under the Security Documents, subject only to Permitted Liens and entitled to priority under applicable law, with no financing statements, chattel mortgages, real estate mortgages or similar filings on record anywhere which conflict with such first-priority interest;

     (j) neither the Borrower nor any Guarantor is a party to any partnership or joint venture;

     (k) (i) attached hereto a Schedule 9(k) is a list of all Leases (other than
                               -------------
Leases with the Site Lessors);

     (l) attached hereto as Schedule 9(l) is a list of all Franchise Agreements,
                            -------------
each Franchise Agreement is in full force and effect, there exists no default under any Franchise Agreement, and the Borrower (or a Guarantor) has delivered to the Bank (i) a certified copy of each Franchise Agreement and (ii) an agreement executed by the Franchisor and satisfactory to the Administrative Agent in all respects pursuant to which the Franchisor consents to the execution and delivery by the Borrower (or a Guarantor) of the Security Documents and agrees to deliver periodic no default and estoppel certificates with respect to the Franchise Agreements and notify the Administrative Agent of all defaults under the Franchise Agreements and give the Administrative Agent a reasonable opportunity to cure such defaults as the franchisee may cure thereunder if the Administrative Agent so elects;

     (m) Schedule 9(m) attached hereto lists the account numbers and locations
         -------------
of all depository accounts of the Borrower and the Guarantors;

     (n) Schedule 9(n) attached hereto lists all of the restaurants operated by
         -------------
the Borrower and the Guarantors (the Borrower and the Guarantors may add to or delete from such Schedule from time to time as set forth in Section 11(a)(vii));

     (o) The Borrower, the Guarantors and their Subsidiaries possess all patents, copyrights, trademarks, trade names, licenses and permits, in rights and respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others, unless such conflict would not have a Materially Adverse Effect. Each of such patents, copyrights, trademarks, trade names, licenses and permits are listed on Schedule 9(o) hereto.
                                   -------------

     (p) Schedule 9(p) attached hereto lists the accurate ownership percentages
         -------------
of the equityholders of record of each of the Borrower and its Subsidiaries and a statement of authorized and issued equity securities of each such entity as of the date hereof. Such Schedule 9(p) also states as of the date hereof, (i)
                       -------------
which securities, if any, carry preemptive rights; (ii) whether there are any outstanding subscriptions, warrants or options to purchase any securities; (iii) whether the Borrower or any Subsidiary is obligated to redeem or repurchase any of its securities, and the details of any such committed redemption or repurchase; and (iv) any other agreement, arrangement or plan to which the Borrower or any Subsidiary is a party or participant or of which the Borrower has knowledge which could reasonably be expected, directly or indirectly, to affect the capital structure of the Borrower and its Subsidiaries. All such equity securities of the Subsidiaries are validly issued and fully paid and non-assessable, and owned as set forth on Schedule 9(p). Except as set forth on
                                      -------------
Schedule 9(p), all such equity securities of the Subsidiaries are owned, legally
-------------
and beneficially, by the Borrower, free of any Liens except for restrictions on transfers imposed by applicable securities laws, as indicated on the certificates evidencing such shares.

     (q) None of the Charter Documents of the Borrower or its Subsidiaries contain any provisions similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code.

     (r) To the best of the Borrowers' knowledge, all Date-Sensitive Data and Date-Sensitive Systems owned or used by the Borrower, the Guarantors and their Subsidiaries will be Year 2000 Compliant on or before December 30, 1999, and could not reasonably be expected to have a Materially Adverse Effect not being Year 2000 Compliant by such date.

     SECTION 10.  CONDITIONS PRECEDENT.
                  --------------------

     (a) The obligations of the Banks to make the initial Revolving Credit Loans and the Administrative Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

     (i) Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received an original Note in the amount of its respective Commitment executed by the Borrower and a fully executed copy of the other Loan Documents.

     (ii) Each of the Banks shall have received from the Borrower and each Guarantor a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Charter Documents as in effect on such date of certification.

     (iii) All corporate action necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     (iv) Each of the Banks shall have received from the Borrower and each Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower or the Guarantor, each of the Loan Documents to which the Borrower or Guarantor is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     (v) The Administrative Agent shall have received the results of UCC searches, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

     (vi) The Administrative Agent shall have received a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Agreement.

     (vii) Each of the Banks shall have received an officer's certificate of the Borrower dated as of the Closing Date as to the solvency of the Borrower and the Guarantors following the consummation of the transactions contemplated herein, the issuance of the Senior Unsecured Notes and the Acquisition, in form and substance satisfactory to the Banks.

     (viii) Each of the Banks and the Bank Agents shall have received a favorable legal opinion addressed to the Banks and the Bank Agents, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Bank Agents, from Brown, Rudnick, Freed & Gesmer, counsel to the Borrower and the Guarantors.

     (ix) The Borrower shall have paid to the Bank Agents any fees required as of the date hereof pursuant to the Fee Letters.

     (x) The Administrative Agent shall have received a letter agreement executed by the Franchisor consenting to this transaction and the granting of the Liens by the Borrower covering the Borrower's rights under the Franchise Agreement and the Development Agreements.

     (xi) The Administrative Agent shall have received an opening balance sheet of the Borrower and its Subsidiaries giving pro forma effect to the issuance of the Senior Unsecured Notes, the consummation of the Acquisition, the consummation of the transactions contemplated by the Equity Purchase Agreements and the incurrence of the initial Loans, which opening balance sheet shall demonstrate a capital structure reflecting additional cash equity invested in, and the Senior Unsecured Notes issued by, the Borrower, aggregating at least $128,800,000 (of which the Senior Unsecured Notes may not exceed $100,000,000).

     (xii) As of the date hereof and since March 31, 1998, no event or circumstance shall have occurred which has had, or could have, a Materially Adverse Effect.

     (xiii) The Administrative Agent shall have received disbursement instructions from the Borrower.

     (xiv) The Borrower shall have provided to the Administrative Agent a certificate, duly executed on behalf of the Borrower by an authorized officer, certifying as to the satisfaction by the Borrower and Guarantors of the conditions precedent to lending set forth in this (S)10.

     (xv)   Other than as consented to by the Administrative Agent in writing:

            (A) The transactions contemplated by the Merger Agreement shall have been consummated concurrently herewith (except for the payment of that portion, if any, of the merger consideration under the Merger Agreement being paid with the proceeds of Loans) and the material provisions of the Merger Agreement shall not have been amended, modified or waived prior to the consummation of the Acquisition.

            (B) All material consents, authorizations, orders or approvals of any Person required in connection with the transactions contemplated by the Merger Agreement shall have been obtained and shall be in full force and effect (except for Consents required by liquor authorities).

            (C) Contemporaneously with the making by the Banks of the Revolving Credit Loans on the Closing Date, the Borrower shall have furnished to the Administrative Agent a certificate, signed by an authorized officer of the Borrower, to the effect that the closing has occurred under the Merger Agreement and to the effect that each of the conditions set forth in (S)9(a)(xv) have been satisfied.

            (D) An opinion from Stroock & Stroock & Lavan LLP regarding the consummation of the transactions contemplated by the Merger Agreement.

     (xvi)  [Intentionally omitted.]

     (xvii)  Other than as consented to by the Administrative Agent in writing:

             (A) The transactions contemplated by the Equity Purchase Agreements shall have been consummated and the material provisions of the Equity Purchase Agreement shall not have been amended, modified or waived prior to the consummation of such transactions.

             (B) Contemporaneously with the making by the Banks of the Revolving Credit Loans on the Closing Date, the Borrower shall have furnished to the Administrative Agent a certificate, duly executed on behalf of the Borrower by the authorized officer, to the effect that the closings have occurred under the Equity Purchase Agreements or will occur simultaneously with the funding of the Revolving Credit Loans and to the effect that each of the conditions set forth in (S)9(a)(xvii) have been satisfied or waived in writing.

     (xviii)  Other than as consented to the Administrative Agent in writing:

              (A) The provisions of the Indenture shall not have been amended, modified, waived or terminated on or prior to the Closing
                  Date.

              (B) Contemporaneously with the making by the Banks of the
                  Revolving Credit Loans on the Closing Date, the Borrower shall have furnished to the Administrative Agent a certificate, duly executed on behalf of the Borrower by the authorized officer, to the effect that the Borrower has received the net proceeds of the issuance of the Senior Unsecured Notes and to the effect that each of the conditions set forth in (S)9(a)(xviii) have been satisfied or waived in writing.

     (xix)  [Intentionally Omitted.]

     (xx) Any documents (including UCC-1 financing statements or UCC-3 termination statements) required by the Administrative Agent to be recorded or filed in order to (i) release any Liens on any assets of the Borrower and its Subsidiaries (other than Liens permitted herein) and (ii) create, in favor of the Administrative Agent, a perfected first-priority Lien on assets of the Borrower and its Subsidiaries (other than those assets listed on Schedule 6(f) or
                                                            -------- ----
            excluded by the express terms of the Security Documents) with respect to which a Lien may be perfected by filing a financing statement under the Uniform Commercial Code of the applicable jurisdiction, or by recording an assignment with the U.S. Patent and Trademark Office, or by recording a mortgage or deed of trust in the real estate records of the applicable jurisdiction, shall have been properly recorded or filed in each office in each jurisdiction required. The Administrative Agent shall have received acknowledgment copies of all such recordings and filings (or in lieu thereof, the

            Administrative Agent shall have received other evidence satisfactory to it that all such recordings and filings have been made); and the Administrative Agent shall have received evidence that all necessary recording and filing fees and all taxes or other expenses related to such filings have been paid in full. Any other action, including the taking of possession of securities or instruments by the Administrative Agent, required in order to create in favor of the Administrative Agent, for the ratable benefit of the Administrative Agent and the Banks, a perfected first-priority Lien on the respective collateral described in any of the Security Documents to the extent such Liens may be perfected by filing a financing statement under the Uniform Commercial Code of the applicable jurisdiction, or by recording an assignment with the U.S. Patent and Trademark Office, or by recording a mortgage or deed of trust in the real estate records of the applicable jurisdiction, or by taking possession of the securities or instruments, shall have been properly taken in order to create such a perfected first-priority Lien, subject only to Liens permitted by (S)11(b)(ii).

     (xxi) ALTA mortgagee policies of title insurance covering all Restaurant Sites which are the subject of a Mortgage shall have been issued to the Administrative Agent by a title insurance company or title insurance companies satisfactory to the Administrative Agent, with proof of full payment for all fees and premiums. The form and substance of each such title insurance policy, shall contain no Schedule B standard pre-printed exceptions (other than for taxes not yet deemed payable and matters which would be disclosed by a current survey of the property) and shall contain no exceptions to coverage other than for Liens which the Administrative Agent reasonably determines are Permitted Liens.

     (b) The obligations of the Banks to make any Revolving Credit Loan, including the initial Revolving Credit Loans, and of the Administrative Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following condition precedent:

     (i) Each of the representations and warranties of the Borrower and the Guarantors contained in this Agreement, the other Loan Documents or in any documents or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate have not had a Materially Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     (ii) No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent to issue, extend or renew such Letter of Credit.

     (iii) Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     (iv) All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Banks and to the Administrative Agent and the Administrative Agent's counsel, and the Banks, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     (v) Timely receipt by the Administrative Agent of a Loan Request or Letter of Credit Application as provided in (S)2(b) and (S)3.1(a), as applicable.

     (vi) All corporate action referred to in (S)9(a)(ii) shall remain in full force and effect or satisfactory replacements therefore shall have been delivered to the Administrative Agent.

     SECTION  11.  COVENANTS.
                   ---------

     (a) Each of the Borrower and the Guarantors agrees that so long as the Commitments are in effect and until the payment and satisfaction in full of all the Obligations, the Borrower and each Guarantor will comply with its respective obligations as set forth throughout this Agreement and will:

     (i) furnish each of the Banks: (A) as soon as available but in any event within 90 days after the close of each fiscal year of the Borrower,
            (1) the audited Financials for such fiscal year, certified by Arthur Andersen LLP or by other independent certified public accountants satisfactory to the Majority Banks, (2) the unaudited consolidating Financials of the Borrower for such year and (3) the annual consolidated and consolidating budget (on a month-by-month basis) for the Borrower for the next fiscal year of the Borrower; (B) as soon as available but in any event within 45 days after the end of each fiscal quarter of the Borrower, the unaudited consolidated and consolidating Financials for such quarter, certified by a duly authorized officer of the Borrower; (C) as soon as available but in any event within 45 days after the end of each fiscal month of the Borrower, the unaudited consolidated Financials and, to the extent prepared by the Borrower, consolidating Financials for such month, certified by a duly authorized officer of the Borrower; (D) together with the quarterly and annual Financials, a certificate of a duly authorized officer of the Borrower substantially in the form of Exhibit E attached hereto setting forth
                                         ---------
            computations demonstrating compliance with the financial covenants set forth herein, certifying that no Default or Event of Default has occurred, or if it has, the actions taken by the Borrower with respect thereto and certifying that no default or event of default has occurred and is continuing under the Indenture, the Senior Unsecured Notes, any Lease, any FFCA-Related Lease, the FFCA Loan Agreement, the Development Agreement or any Franchise Agreement; (E) promptly upon receipt thereof, copies of all material notices, requests and demands delivered to the Borrower or any Guarantor by the Trustee, the Franchisor pursuant to any Franchise Agreement or any Development Agreement, by the Site Lessor or by any other lessor or sublessor pursuant to any Lease; (F) promptly upon their becoming available, all such operating, financial and other reports as the Borrower shall deliver to the Franchisor; (G) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with Securities and Exchange Commission, sent to the stockholders of the Borrower or sent to the Trustee; and (H) from time to time, such other financial data and information (including management letters) as the Administrative Agent or any Bank may reasonably request;

     (ii) keep true and accurate books of account in accordance with GAAP, permit the Administrative Agent or its designated representatives to inspect its premises and examine and be advised as to such or other business records by its officers and accountants upon the request of the Banks, and permit the Administrative Agent's commercial finance examiners to conduct periodic commercial finance examinations of its properties;

     (iii) (A) maintain its corporate existence, (B) maintain its business and assets, (C) keep its business and assets adequately insured, (D) maintain its chief executive office in the United States, (E) continue to engage in the same lines of business, (F) comply with all Requirements of Law, including health and safety, ERISA and Environmental Laws, and (G) comply with each of the respective obligations imposed upon it in each of the Indenture, the Franchise Agreements, each of the FFCA-Related Leases and each of the Development Agreements;

     (iv) notify the Administrative Agent and each of the Banks in writing, within the following time periods, of (A) within a reasonable period of time, but in no event later than 10 days after the occurrence thereof, any Default or Event of Default, (B) within a reasonable period of time, but in no event later than 3 days after the occurrence thereof, any material default under the Senior Unsecured Notes or the Indenture, (C) within a reasonable period of time, but in no event later than 15 days after the occurrence thereof, any default under
            (1) any Franchise Agreement, (2) any material Lease, (3) any Development Agreement, (4) any FFCA-Related Lease or (5) any FFCA Loan Document, (D) within a reasonable period of time, but in no event later than 15 days after the occurrence thereof, any noncompliance with ERISA or any Environmental Law or proceeding in respect thereof which could have a Materially Adverse Effect, (E) within a reasonable period of time, but in no event later than 15 days after the occurrence thereof, any change of address, (F) within a reasonable period of time, but in no event later than 15 days after the occurrence thereof, any threatened or pending litigation or similar proceeding affecting the Borrower or any Subsidiary involving a claim of more than $750,000, or any material change in any litigation or proceeding previously reported and (G) within a reasonable period of time, but in no event later than 15 days after the occurrence thereof, claims against any assets or properties of the Borrower or any Guarantor encumbered in favor of the Administrative Agent;

     (v) use the Letters of Credit for general corporate purposes and use the proceeds of the Loans solely for general corporate purposes, including, without limitation the repayment of outstanding loans under the Original Agreement, and working capital purposes and to fund the development of new restaurant sites and not for the carrying of "margin security'' or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224; provided, however, the
                                                         --------  -------
            initial Loans to be made on the date hereof, shall not exceed $1,000,000;

     (vi) cooperate with the Bank Agents and the Banks, take such action, execute such documents, and provide such information as the Bank Agents and the Banks may from time to time reasonably request in order further to effect the transactions contemplated by, and the purposes of, the Loan Documents;

     (vii) notify the Administrative Agent of any new restaurant location which the Borrower, the Site Lessor or any Guarantor may acquire (including by way of lease or sublease) after the date hereof within 15 Business Days prior to the date of such acquisition and deliver to the Administrative Agent an updated Schedule 9(n) which reflects
                                                   -------------
            any new restaurants operated by the Borrower or any Guarantor after the date hereof;

     (viii) maintain at all times its primary operating and depository accounts with the Administrative Agent, such other depository accounts listed on Schedule 9(m) attached hereto and other depository accounts of
               -------------
            which the Borrower or a Guarantor gives the prior written notice (provided, however, that the Borrower or such Guarantor shall not create or maintain a depository account with a financial institution other than the Administrative Agent and its affiliates unless the Borrower or such Guarantor, prior to creating such account, shall have caused any such financial institution to enter into an agency agreement with the

            Administrative Agent substantially in the form of Exhibit F hereto);
                                                              ---------
            use its best efforts to cause all of its debtors on accounts receivable and all lessees and conditional vendees to make all payments on accounts receivable and contracts to one of such depository accounts; promptly after its receipt thereof, deposit all gross operating revenues from its business into one of such depository accounts; and transfer on a daily basis all good funds collected in such depository accounts on such day to the accounts maintained with the Administrative Agent. If applicable, the Borrower or a Guarantor shall deliver to the Administrative Agent an updated Schedule 9(m) which reflects any new depository accounts
                    -------------
            created or existing depository accounts terminated by Borrower or a Guarantor after the date hereof;

     (b) Each of the Borrower and the Guarantors agrees that so long as the Commitments are in effect and until the payment and satisfaction in full of all the Obligations, the Borrower and each Guarantor will not:

            (i) create, incur or assume or be or remain liable for any Indebtedness other than (A) Indebtedness to the Banks and the Bank Agents arising under the Loan Documents, (B) current liabilities of the Borrower and the Guarantors not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended, (C) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings; (D) Indebtedness of the Borrower or any Guarantor not included above and listed on Schedule 11(b)(i) attached hereto; (E)
                                     -----------------
                 Indebtedness incurred in connection with the acquisition by the Borrower or any Guarantor after the date hereof of any personal property of the Borrower or any Guarantor, provided that the aggregate principal amount of such Indebtedness shall not exceed in the aggregate exceed $500,000 at any time; (F) Indebtedness in respect of the FFCA-Related Leases; (G) Indebtedness under that certain promissory note dated August 6, 1997 made by the Borrower payable to the order of NERC SPE, Inc. in the original principal amount of $2,500,000; and (H) Indebtedness under the Indenture and the Senior Unsecured Notes.

          (ii) create or incur or permit to exist any Liens on any of the property or assets of the Borrower or any Guarantor except the following ("Permitted Liens") (A) Liens securing the
                             ---------------
                 Obligations; (B) Liens securing taxes or other governmental charges not yet due or which are being contested in good faith by appropriate proceedings provided appropriate reserves have been taken on the books of the Borrower or Guarantor; (C) deposits or pledges made in connection with workers' compensation laws social security obligations; (D) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old as to obligations not yet due; (E) easements, rights-of-way, zoning restrictions and similar minor Liens which individually and in the aggregate do not have a Materially Adverse Effect; (F) other Liens on the property or assets of the Borrower or any Guarantor existing on the date hereof and listed on Schedule 11(b)(ii) hereto; (G)
                                               ------------------
                 purchase money security interests on personal property acquired by the Borrower or any Guarantor after the date hereof to secure purchase money Indebtedness of the type and amount permitted by Section 11(b)(i)(E) hereof, incurred in connection with the acquisition of such personal property, which security interests cover only the personal property so acquired; (H) Liens on any real property, personal property or fixtures in connection with FFCA Loan Documents or any Permitted Special Purpose Transaction and Liens for the purpose of securing the refinancing thereof; (I) judgment liens not giving rise to an Event of Default under Section 12(i) hereof; and (J) such other Liens that the Administrative Agent may approve in writing from time to time.

          (iii) make any investments in or loans, advances, capital contributions or transfers of property to, any person or entity other than Permitted Investments and investments in (A) marketable obligations of the United States maturing within one
                 (1) year, (B) certificates of deposit, bankers' acceptances and time and demand deposits of United States banks having total assets in excess of $1,000,000,000, or (C) such other investments as the Administrative Agent may from time to time approve in writing;

          (iv) make any dividends or similar distributions to its shareholders;

          (v) except for Permitted Special Purpose Transactions, become party to a merger or effect any disposition of assets other than in the ordinary course, or purchase, lease or otherwise acquire assets other than in the ordinary course;

          (vi) enter into any FFCA-Related Lease unless the Borrower has delivered to the Bank an updated Schedule 9(k) which reflects
                                                  ------------
                 such FFCA-Related Lease;

          (vii) enter into any Franchise Agreement unless (A) the franchisor under any such Franchise Agreement is the Franchisor; (B) such Franchise Agreement is substantially in the form of the Franchise Agreements in effect on the date hereof with only such changes as are approved by the Majority Banks, as evidenced by their written consent thereto, which consent shall not unreasonably be withheld; (C) it has delivered a certified copy of such Franchise Agreement to the Administrative Agent;
                 (D) the Franchisor has executed and delivered to the Administrative Agent an agreement satisfactory to the Majority Banks in all respects pursuant to which the Franchisor agrees to deliver to the Administrative Agent periodic no default and estoppel certificates with respect to such Franchise Agreement, to notify the Administrative Agent of all defaults under such Franchise Agreement and to give the Banks reasonable opportunity to cure such defaults if the Banks so elect; (E) the Borrower has delivered to the Administrative Agent an updated Schedule 9(l) which reflects such Franchise
                                -------------
               Agreement; and (F) the Borrower has executed and delivered to the Administrative Agent such instruments and taken such action as may be requested by the Administrative Agent in order to perfect the Administrative Agent's lien on or security interest (on behalf of the Banks) in such Franchise Agreement;

       (viii)  effect or permit any material change in or amendment to the terms of the Indenture, any Franchise Agreement, any Development Agreement, any FFCA Loan Document, the Forward Commitment, any FFCA-Related Lease without the prior written consent of the Majority Banks, which consent shall not unreasonably be withheld, provided, however, the Borrower and Site Lessor may effect or
               --------  -------
               permit a change in an amendment to the terms of any FFCA Loan Document, FFCA-Related Lease and Forward Commitment Document without consent of the Majority Banks so long as any such amendment or change is in compliance with the terms of clause
               (ii) of the second paragraph of Section 13.P of the Loan Agreement dated as of August 6, 1997 between FFCA Acquisition Corporation and NERC Limited Partnership or as contemplated by the comparable provisions of the Forward Commitment Documents; provided, further, however, the prior written consent of the
               --------  -------  -------
               Majority Bank shall be required for any amendment or change to the FFCA Loan Documents, the FFCA-Related Leases and the Forward Commitment Documents of the nature set forth in clause (i) of the fourth paragraph of said Section 13.P or as contemplated by said comparable provisions of the Forward Commitment Documents;

          (ix) Enter into any agreement, contract or arrangement (other than the Agreement and the other Loan Documents) restricting the ability of any Guarantor to pay or make dividends or distributions in cash or in kind to the Borrower, to make loans, advances or other payments of whatsoever nature to the Borrower or to make, transfer or distribute all or any part of its assets to Borrower;

          (x) except as may be permitted under the Indenture, in connection with an Equity Offering, redeem, prior to the Maturity Date, any of the Senior Unsecured Notes;

          (xi) Permit any Subsidiary (other than a Guarantor) to incur Indebtedness or create or permit to exist any Lien on any property or assets of any such Subsidiary other than (A) current liabilities of such Subsidiary not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended; (B) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings; (C) Indebtedness in connection with the FFCA Loan Documents; (D) Indebtedness in connection with any Permitted Special Purpose Transaction; (E) Liens securing taxes or other governmental charges not yet due or which are being contested in good faith by appropriate proceedings provided appropriate reserves have been taken on the books of the Subsidiary; (F) deposits or pledges made in connection with workers' compensation laws social security obligations; (G) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old as to obligations not yet due; (H) easements, rights-of-way, zoning restrictions and similar minor Liens which individually and in the aggregate do not have a Materially Adverse Effect; (I) other Liens on the property or assets of the Subsidiary existing on the date hereof; (J) Liens on any real property, personal property or fixtures in connection with FFCA Loan Documents or any Permitted Special Purpose Transaction and Liens for the purpose of securing the refinancing thereof;
               (K) judgment liens not giving rise to an Event of Default under
               Section 12(i) hereof (as if the Subsidiary were the "Borrower" referred to therein); and (L) such other Liens that the Administrative Agent may approve in writing from time to time;

        (xii) Engage in, or permit its Subsidiaries (including, without limitation, the Guarantors) to engage in, transactions with its or their affiliates, except for transactions (A) previously closed with FFCA Loan Documents, (B) which are Permitted Special Purpose Transactions; or (C) which are on terms no less favorable to the Borrower, such Guarantor or such Subsidiary than the Borrower, such Guarantor or such Subsidiary could obtain in arms-length transactions from third parties which are not such affiliates; provided, however, except for Special Purpose
                           --------  -------
               Transactions neither the Borrower, its Subsidiaries or their affiliates shall engage in transactions with the Site Lessors;

       (xiii) Enter into or permit any of its Subsidiaries to enter into any arrangement, directly or indirectly, whereby the Borrower, Guarantor or any Subsidiary of the Borrower or Guarantor shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower, Guarantor or any Subsidiary intends to use for substantially the same purpose as the property being sold or transferred; provided, however, this (S)9(b)(xiii) shall not
                            --------  -------
               prohibit the Forward

               Commitment Transactions or any other Special Purpose Transactions so long as such transaction is accounted for in the Financials of the Borrower as an incurrence of Indebtedness, the Administrative Agent's Lien on the Restaurant Sites set forth on Schedule 1, or
                                                                 ----------
               such substitute restaurant locations as permitted by Section 6(f), is maintained and, so long as after giving effect to such transaction, the Borrower shall be in compliance with all of the financial covenants set forth in (S)11(c) (collectively, "Permitted Special Purpose Transactions");
                --------------------------------------

        (xiv)  Purchase or redeem any capital stock or other equity interests in the Borrower or its Subsidiaries; provided, however, the
                                                    --------  -------
               Borrower or any such Subsidiary may redeem or repurchase or otherwise acquire capital stock or other equity interests held by management employees of the Borrower and its Subsidiaries, in each case in connection with the repurchase provisions under employee stock option agreements or plans, stock purchase agreements, subscription agreements, employment agreements, employee benefit plan or arrangements, stockholder agreement or other agreements to compensate management employees, provided further, however, that the aggregate amount of payments made with respect to all such purchases or redemptions effected after the date hereof shall not exceed $100,000 in the aggregate, except such limitation shall not apply to mandatory redemptions, repurchases or acquisitions of capital stock or other equity interests of management employees of the Borrower and its Subsidiaries under stockholders agreements or employee agreements.

     (c) The Borrower and each of the Guarantors agrees that so long as the Commitments are in effect and until the payment and satisfaction in full of all the Obligations, the Borrower and the Guarantors will not:

          (i) permit the Funded Debt Leverage Ratio for any Reference Period ending during any period identified in the table below to be greater than the ratio specified below opposite such period:


               Period                                          Ratio
               ------                                          -----

               Closing Date - 12/30/99                       5.00:1.00

               12/31/99 - 12/30/00                           4.75:1.00

               12/31/00 and thereafter                       4.25:1.00


          (ii) permit the ratio of EBITDA to Interest Expense for any Reference Period ending during a period identified in the table below to be less than the ratio specified below opposite such period:

               Period                                          Ratio
               ------                                          -----

               12/31/98 - 6/29/99                            1.9:1.00

               6/30/99 - 12/30/00                            2.1:1.00

               12/31/00-6/29/01                              2.4:1.00

               6/30/01 and thereafter                       2.75:1.00

               provided, however, for the purposes of this (S)10(c)(ii) only,
               --------  -------
               for the Reference Period ended December 31, 1998, both EBITDA and Interest Expense shall be calculated solely by reference to the period from September 30, 1998 through December 31, 1998; for the Reference Period ended March 31, 1999 both EBITDA and Interest Expense shall be calculated solely by reference to the period from September 30, 1998 through March 31, 1999; for the Reference Period ended June 30, 1999, both EBITDA and Interest Expense shall be calculated solely by reference to the period from September 30, 1998 through June 30, 1999.

        (iii) permit the ratio of Operating Cash Flow to Fixed Obligations for any Reference Period ending during any period thereafter identified in the table below to be less than the ratio specified below opposite such period:

               Period                                         Ratio
               ------                                         -----

               7/1/99 - 12/30/99                             1.1:1.00

               12/31/99 and thereafter                       1.2:1.00

          (iv) permit consolidated Net Worth at any time to be less than the sum
               (a) an amount equal to (i) the Company's consolidated Net Worth on the Closing Date, minus (ii) $2,000,000, plus (b) on a
                                    -----                  ----
               cumulative basis, seventy-five percent (75%) of positive consolidated net income for each fiscal quarter beginning with the fiscal quarter ended September 30, 1998 (which consolidated net income, for the purposes of this (S)11(c)(iv), shall be calculated in accordance with the terms and provisions of the Indenture), plus (c) 100% of the net proceeds of any sale by the
                           ----
               Borrower or any Subsidiary of (i) equity securities issued by the Borrower or any Subsidiary or (ii) warrants or subscription rights for equity securities issued by the Borrower or Subsidiary, in each case, after the date hereof and other than to the Borrower or any Subsidiary.

          (v) permit consolidated Net Worth at any time to be less than $5,000,000.

          (vi) permit Capital Expenditures made during any fiscal year identified in the table below to exceed the level of Capital Expenditures specified below opposite such fiscal year:

                Fiscal Year Ended                  Maximum Capital Expenditures
                -----------------                  ----------------------------

                December 31, 1998                        $25,000,000
                December 31, 1999                        $40,000,000
                and Thereafter

     SECTION 12.  EVENTS OF DEFAULT; ACCELERATION. If any of the following
                  -----------------  ------------
events ("Events of Default") shall occur:
         -----------------

     (a) the Borrower shall fail to pay (i) any principal of or interest on the Loans or (ii) any Reimbursement Obligations not funded by a Revolving Credit Loan pursuant to Section 2(f), within two (2) days after when due and payable;

     (b) the Borrower or any Guarantor shall fail to comply with the covenant contained in (S)11(a)(i)(E), (F), (G) and (H), (S)11(a)(ii), (S)11(a)(iii)(B),
(D) and (F), (S)11(a)(iv), (S)11(a)(vi), (S)11(a)(vii) or (S)11(b)(ii) hereof and such failure shall continue for twenty (20) days after the earlier of (i) written notice thereof to the Borrower by the Administrative Agent or (ii) actual knowledge thereof by the Borrower or any Guarantor;

     (c) the Borrower or any Guarantor shall fail to perform any term, covenant or agreement contained in this Agreement or any of the other Loan Documents (other than those specified in clauses (a) and (b) above);

     (d) any representation or warranty of the Borrower or any Guarantor in the Loan Documents or in any certificate or notice given in connection therewith shall have been false or misleading in any material respect at the time made or deemed to have been made;

     (e) the Borrower or any Guarantor shall be in default beyond any applicable grace period under any agreement or agreements evidencing Indebtedness owing to any Bank or any affiliates of any Bank or in excess of $250,000 in aggregate principal amount, or shall fail to pay such Indebtedness when due, or within any applicable period of grace;

     (f) any of the Loan Documents shall cease to be in full force and effect;

     (g) the Borrower or any Guarantor (i) shall make an assignment for the benefit of creditors, (ii) shall be adjudicated bankrupt or insolvent, (iii) shall seek the appointment of, or be the subject of an order appointing, a trustee, liquidator or receiver as to all or part of its assets, (iv) shall commence, approve or consent to, any case or proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within 45 days following the commencement thereof, or (v) shall be the subject of an order for relief in an involuntary case under federal bankruptcy law;

     (h) the Borrower or any Guarantor shall be unable to pay debts as they mature;

     (i) there shall remain undischarged for more than 30 days any final judgment or execution action against the Borrower or any Guarantor that, together with other outstanding claims and execution actions against the Borrower and the Guarantors, exceeds $750,000 in the aggregate;

     (j) there shall occur a default not cured or waived within the applicable period of grace, if any, under any Franchise Agreement, any Development Agreement, the Indenture, any FFCA-Related Lease, any FFCA Loan Document or any Forward Commitment Document by any party thereto or any Franchise Agreement, any Development Agreement or any FFCA-Related Lease is canceled, terminated, revoked or rescinded, otherwise than with the express prior written consent or approval of the Majority Banks;

     (k) there shall occur a Change of Control of the Borrower;

     (l) the Borrower shall at any time, legally or beneficially, own less than 100% of the capital stock of each of the Guarantors;

     THEN, or at any time thereafter:

     (1) so long as the same may be continuing, the Administrative Agent may, and, upon the request of the Majority Banks, shall, by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in (g) or (h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Bank.

     (2) If any one or more of the Events of Default specified in (g) or (h) shall occur, any unused portion of the Total Commitment shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrower, and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Administrative Agent and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the Total Commitments, and upon such notice being given such unused portion of the Total Commitments, shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the Total Commitments, shall relieve the Borrower or the Guarantors of any of the Obligations.

     (3) In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     (4) In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Loan Documents, such monies shall be distributed for application as follows:

     (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

     (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that distributions in respect of such obligations shall be made (i) pari passu among
                                                       ---- -----
         Obligations with respect to the Administrative Agent's fee payable pursuant to (S)6(a) and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further, that the Administrative Agent may in
         --- ----      --------- -------
         its discretion make proper allowance to take into account any Obligations not then due and payable;

     (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

     (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

     SECTION 13.  SET OFF.  Regardless of the adequacy of any collateral, during
                  -------
the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower or the Guarantors and any securities or other property of the Borrower or the Guarantors in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower or the Guarantors, as the case may be, to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower or the Guarantors to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (b) if such Bank shall receive from the Borrower or a Guarantor, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower or a Guarantor at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of
                                                       --- -----
claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement obligations owed it its proportionate payment as contemplated by this Agreement; provided that if all or
                                                         --------
any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     SECTION 14.  THE BANK AGENTS.
                  ---------------

     (a) Each of the Bank Agents is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to such Bank Agent, together with such powers as are reasonably incident thereto, provided
                                                                     --------
that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by such Bank Agent.

     (b) The relationship between each Bank Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between each Bank Agent and each of the Banks. Nothing contained in this Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between each Bank Agent and any of the Banks.

     (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, each Bank Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and each Bank Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and each Bank Agent.

     (d) Each Bank Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. Each Bank Agent may utilize the services of such Persons as such Bank Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     (e) Neither any Bank Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable to the Banks for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that each Bank Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     (f) Neither of the Bank Agents shall be responsible for the execution or validity or enforceability of this Agreement, the Notes, the Letters of Credit any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or the Guarantors, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or the Guarantors. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. Neither Bank Agent has made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or the Guarantors. Each Bank acknowledges that it has, independently and without reliance upon either Bank Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     (g) A payment by the Borrower or any Guarantor to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Administrative Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the
                                    --- ----
Administrative Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

     (h) Between the Administrative Agent and the Banks, the Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks (in accordance with (S)14(i)) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

     (i) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any
                             --- ----
Letter of Credit Participation or (b) to comply with the provisions of (S)13 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the
              --- ----
Banks, in each case as, when and to the full extent required by the provisions of this Agreement shall be deemed delinquent (a "Delinquent Bank") and shall be
                                                 ---------------
deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower and the Guarantors, whether on account of outstanding

Loans, Unpaid Reimbursement Obligations, interest fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement
           --- ----
Obligations. The Delinquent Bank hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement
           --- ----
Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and it as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans and Unpaid
                             --- ----
Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     (j) The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     (k) The Banks ratably agree hereby to indemnify and hold harmless each Bank Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which such Bank Agent has not been reimbursed by the Borrower and the Guarantors as required by (S)17), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or such Bank Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by such Bank Agent's willful misconduct or gross negligence.

     (l) In its individual capacity, (a) BKB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent and (b) Chase Bank of Texas, N.A. shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Documentation Agent.

     (m) Any Bank Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Banks, the Borrower and the other Bank Agent.
Upon any such resignation, the Majority Banks shall have the right to appoint a successor Bank Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Bank Agent shall be reasonably acceptable to the Borrower. If no successor Bank Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Banks Agent's giving of notice of resignation, then the retiring Bank Agent may, on behalf of the Banks, appoint a successor Bank Agent which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as a Bank Agent hereunder by a successor Bank Agent such successor Bank Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Bank Agent and the retiring Bank
Agent shall be discharged from its duties and obligations hereunder. After any retiring Bank Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as a Bank Agent.

     (n) Each Bank hereby agrees that upon learning of the existence of a Default or an Event of Default it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this (S)14(l) it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     SECTION 15.  ASSIGNMENT AND PARTICIPATIONS.
                  -----------------------------

     (a) Except as provided herein, each Bank may, with the Borrower's Approval (which shall not be unreasonably withheld or delayed and which Approval shall not be required for any proposed assignment made after the occurrence of an Event of Default and during the continuance thereof), assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Note held by it and its participating interest in the risk relating to any Letters of Credit); provided that (i) the Administrative Agent shall have given
                    --------
its prior written consent to such assignment, which consent will not be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (iii) each assignment shall be in an amount that is a minimum amount of $5,000,000 and (iv) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit G hereto (an "Assignment and Acceptance"), together with any Note
---------             -------------------------
subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank, shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in (S)15(c), be released from its obligations under this Agreement.

     (b) By executing and delivering an Assignment and Acceptance, the parties to the assignment hereunder confirm to and agree with each other and the other parties hereto as follows:

         (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (ii) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to herein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (iv) such assignee will, independently and without reliance upon the assigning Bank, the Bank Agents or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

          (v) such assignee represents and warrants that it is an Eligible Assignee;

          (vi) such assignee appoints and authorizes each of the Bank Agents to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof together with such powers as are reasonably incidental thereto;

          (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank;

          (viii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

          (ix) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters
     --- ----
     of Credit.

     (c) The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for
                                                                --------
the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     (d) Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this (S)15(d), the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Administrative Agents, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof in form and substance satisfactory to the Administrative Agent. The surrendered Notes shall be canceled and returned to the Borrower.

     (e) Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such
                                        --------
participation shall be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     (f) The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees
                                                   --------
or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and (iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     (g) If any assignee Bank is an Affiliate of the Borrower or Guarantor, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to (S)12(1) or (2), and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or any Guarantor or an Affiliate of the Borrower or any Guarantor, then such transferor Bank shall promptly notify the Administrative Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to
(S)12(1) or (2), to the extent that such participation is beneficially owned by the Borrower or any Guarantor or any Affiliate of the Borrower or any Guarantor, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

     (h) Any assigning Bank shall retain its rights to be indemnified pursuant to (S)17(a) with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this (S)15 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     SECTION 16.  CONSENTS, AMENDMENTS, WAIVERS, ETC.
                  -----------------------------------

     Any consent or approval required or permitted by this Agreement to be given by the Banks may be given, and any term of this Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any Guarantor of any terms of this Agreement, the other Loan

Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, any extension of the Maturity Date, any reduction in the rate of interest on the Notes (other than interest accruing pursuant to Section 4(c) following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), any increase in the term of the Notes, any increase in the amount of the Commitments of the Banks and any reduction in the amount of commitment fees or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of all Banks; any increase in the rate of interest on Notes, any decrease in the term of the Notes, any decrease in the amount of the Commitments of the Banks and any increase in the amount of commitment fees or Letter of Credit Fees hereunder may not be made without the written consent of the Borrower and the written consent of the Majority Banks; and the definition of Majority Banks may not be amended without the written consent of all Banks. Except as set forth in
Section 6(f), any release of Liens on personal property and real property in favor of the Administrative Agent or any release of any Guarantors under this Agreement or any Loan Document may not be obtained without the written consent of the Borrower and the written consent of all Banks. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other further notice or demand in similar or other circumstances.

     SECTION 17.  MISCELLANEOUS.
                  -------------

     (a) The Borrower agrees to indemnify and hold harmless the Bank Agents and the Banks against all claims and losses of every kind arising out of the Loan Documents, including without limitation against those in respect of the application of Environmental Laws to the Borrower, except for claims and losses which result from the gross negligence or willful misconduct of the party seeking to be indemnified.

     (b) The Borrower shall pay to the Administrative Agent on account of the Banks promptly on demand all costs and expenses (including any taxes and reasonable legal and other professional fees and fees of its commercial finance examiner) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, amendment, administration, termination or enforcement of any of the Loan Documents.

     (c) Any communication to be made hereunder shall (a) be made in writing, but unless otherwise stated, may be made by telex, facsimile transmission or letter, and (b) be made or delivered to the address of the party receiving notice which is identified with its signature below (unless such party has by five (5) days' prior written notice specified another address), and shall be deemed made or delivered, when dispatched, left at that address, or five (5) days after being mailed, postage prepaid, to such address.

     (d) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns, but the Borrower may not assign its rights or obligations hereunder. No failure or delay by the Bank Agents or the Banks to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

     (e) The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Agreement, together with all Exhibits and Schedules hereto, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement and any amendment hereto may be executed in several counterparts (which may include counterparts delivered by telecopier), each of which shall be an original, and all of which shall constitute one agreement. In proving this Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged. THIS AGREEMENT AND THE NOTES ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE CONSTRUED IN ACCORDANCE THEREWITH AND GOVERNED THEREBY. THE BORROWER AND EACH GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN. The Borrower and each Guarantor, as an inducement to the Bank Agents and the Banks to enter into this Agreement, hereby waives its right to a jury trial with respect to any action arising in connection with any Loan Document.

                   ** THE NEXT PAGE IS THE SIGNATURE PAGE **

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first above written.

                              NE RESTAURANT COMPANY, INC.


                              By:__________________________________
                                  Name:
                                  Title:

                              Tel:   (508) 870-9200
                              Fax:   []

                              GUARANTORS:

                              BERTUCCI'S, INC.


                              By:_________________________________
                                  Name:
                                  Title:

                              [  ]
                              [  ]

                              Tel:  [  ]
                              Fax: [  ]

                              BERTUCCI'S RESTAURANT CORP.


                              By:________________________________
                                  Name:
                                  Title:

                              [  ]
                              [  ]

                              Tel:  [  ]
                              Fax: [  ]

                              BERTUCCI'S SECURITIES CORPORATION


                              By:_____________________________________
                                  Name:
                                  Title:

                              [  ]
                              [  ]

                              Tel:  [  ]
                              Fax: [  ]

                              BERESTCO, INC.


                              By:_____________________________________
                                  Name:
                                  Title:

                              [  ]
                              [  ]

                              Tel:  [  ]
                              Fax: [  ]

                              SAL & VINNIE'S SICILIAN STEAKHOUSE INC.


                              By:_____________________________________
                                  Name:
                                  Title:

                              [  ]
                              [  ]

                              Tel:  [  ]
                              Fax: [  ]

                              BANKBOSTON, N.A., INDIVIDUALLY AND AS
                              ADMINISTRATIVE AGENT


                              By:_____________________________________
                                  Thomas F. Farley
                                  Managing Director

                              100 Federal Street, 9th Floor
                              Boston, Massachusetts  02110
                              Tel:   (617) 434-5812
                              Fax:  (617) 434-0637


                              CHASE BANK OF TEXAS, N.A., INDIVIDUALLY AND AS DOCUMENTATION AGENT


                              BY:_____________________________________
                                  WILLIAM P. WALLACE
                                  VICE PRESIDENT

                              707 TRAVIS STREET
                              MAIL STOP:  4CCBBN59
                              HOUSTON, TX 77002
                              TEL:   (713) 216-1041
                              FAX:  (713) 216-6710

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